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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SCIENTIFIC GAMES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 29, 2016

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders of Scientific Games Corporation to be held at 10:00 a.m. (local time) on Wednesday, June 15, 2016, at Latham & Watkins LLP, 885 Third Avenue, 12th Floor, New York, New York.

        At the meeting, we will be electing 11 members of our Board of Directors. We will also be considering the approval of the Scientific Games Corporation 2016 Employee Stock Purchase Plan and ratification of the appointment of Deloitte & Touche LLP as our independent auditor. These matters are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

        Even if you plan to attend the annual meeting in person, we encourage you to vote your shares right away using one of the advance voting methods described in the accompanying materials.

        We look forward to seeing you at the annual meeting.

Sincerely,

M. Gavin Isaacs President and Chief Executive Officer

SCIENTIFIC GAMES CORPORATION
6650 S. El Camino Road
Las Vegas, NV 89118

 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

        Notice is hereby given that the annual meeting of stockholders of Scientific Games Corporation (the "Company") will be held at 10:00 a.m. (local time) on Wednesday, June 15, 2016, at Latham & Watkins LLP, 885 Third Avenue, 12th Floor, New York, New York, for the following purposes:

  1.
  To elect 11 members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified.

  2.
  To approve the Scientific Games Corporation 2016 Employee Stock Purchase Plan.

  3.
  To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2016.

  4.
  To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 20, 2016 are entitled to receive notice of and to vote at the meeting and any adjournment thereof. A list of the holders will be open to the examination of stockholders for ten days prior to the date of the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the office of the Corporate Secretary of the Company at 6650 S. El Camino Road, Las Vegas, NV 89118 and will be available for inspection at the meeting itself.

        To obtain directions to attend the meeting and vote in person, please telephone the Company at (702) 897-7150.

        Whether you plan to be personally present at the meeting or not, we encourage you to submit your vote by proxy as soon as possible using one of the advance voting methods (see page 1 for additional details).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 15, 2016:

The Proxy Statement and 2015 Annual Report will be available on or about April 29, 2016 through the Investors link on our website at
www.scientificgames.com or through www.proxyvote.com.

By Order of the Board of Directors

Michael Quartieri Executive Vice President, Chief Financial Officer and Corporate Secretary

Dated: April 29, 2016

i

SCIENTIFIC GAMES CORPORATION
6650 S. El Camino Road
Las Vegas, NV 89118

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Scientific Games Corporation ("Scientific Games," the "Company," "we" or "us") of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m. (local time) on Wednesday, June 15, 2016, at Latham & Watkins LLP, 885 Third Avenue, 12th Floor, New York, New York, and any adjournment or postponement of the meeting, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

Notice and Access to Proxy Materials

        We expect our proxy materials, including this Proxy Statement and our 2015 Annual Report, to be made available to stockholders on or about April 29, 2016 through the Investors link on our website at www.scientificgames.com or through www.proxyvote.com. In accordance with the rules of the Securities and Exchange Commission ("SEC"), most stockholders will not receive printed copies of these proxy materials unless they request them. Instead, most stockholders will receive by mail a "Notice of Internet Availability of Proxy Materials" that contains instructions as to how they can view our materials online, how they can request copies be sent to them by mail or electronically by email and how they can vote online (the "Notice").

Stockholders Entitled to Vote

        All stockholders of record at the close of business on April 20, 2016 are entitled to vote at the meeting. At the close of business on April 20, 2016, 87,071,226 shares of common stock were outstanding. Each share is entitled to one vote on all matters that properly come before the meeting.

Voting Procedures

        You may vote your shares by proxy without attending the meeting. You may vote your shares by proxy over the Internet by following the instructions provided in the Notice, or, if you receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you are voting over the Internet or by telephone, you will need to provide the control number that is printed on the Notice or proxy card that you receive.

        If you are the record holder of your shares, you may also vote your shares in person at the meeting. If you are not the record holder of your shares (i.e., they are held in "street" name by a broker, bank or other nominee), you must first obtain a proxy issued in your name from the record holder giving you the right to vote the shares at the meeting.

Voting Matters

        Stockholders are being asked to vote on the following matters at the annual meeting:

Proposal	Board's Recommendation
Proposal 1: Election of Directors (page 4)	FOR each Nominee

The Board and the Nominating and Corporate Governance Committee believe that the eleven (11) director nominees possess a combination of qualifications, experience and judgment necessary for a well-functioning Board and the effective oversight of the Company.

Proposal 2: Approval of the Scientific Games Corporation 2016 Employee Stock Purchase Plan (page 56)	FOR

The Compensation Committee and the Board have adopted a proposal, subject to stockholder approval, to adopt the Scientific Games Corporation 2016 Employee Stock Purchase Plan (the "ESPP"). Under the ESPP, 2,000,000 shares of our common stock (approximately 2.30% of our common stock outstanding) will be available for purchase by eligible employees who elect to participate in the ESPP. The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company's stockholders.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP ("Deloitte") as Independent Auditor (page 62)	FOR

The Audit Committee has appointed Deloitte to serve as our independent auditor for the fiscal year ending December 31, 2016. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee's appointment of Deloitte.

        All valid proxies received prior to the meeting will be voted in accordance with the instructions specified by the stockholder. If a proxy card is returned without instructions, the persons named as proxy holders on your proxy card will vote in accordance with the above recommendations of the Board.

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Changing Your Vote

        A stockholder may revoke a proxy at any time prior to its being voted by delivering written notice to the Corporate Secretary of the Company, by delivering a properly executed later-dated proxy (including over the Internet or by telephone), or by voting in person at the meeting.

Quorum

        The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting constitutes a quorum for the transaction of business.

Vote Required

        Assuming a quorum is present, directors will be elected (Proposal 1) by a plurality of the votes cast in person or by proxy at the meeting.

        The proposals to approve the ESPP (Proposal 2) and to ratify the appointment of our independent auditor (Proposal 3) require the affirmative vote of a majority of the shares entitled to vote represented at the meeting.

Effect of Withheld Votes or Abstentions

        If you vote "WITHHOLD" in the election of directors or vote "ABSTAIN" (rather than vote "FOR" or "AGAINST") with respect to any other proposal, your shares will count as present for purposes of determining whether a quorum is present. A "WITHHOLD" vote will have no effect on the outcome of the election of directors (Proposal 1) and an "ABSTAIN" vote will have the effect of a negative vote on the other proposals (Proposals 2 and 3).

Effect of Broker Non-Votes

        A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power on that item and has not received specific instructions from the owner. If any broker "non-votes" occur at the meeting, the broker "non-votes" will count for purposes of determining whether a quorum is present but will not have an effect on any proposals presented for your vote. A broker or other nominee holding shares for a beneficial owner may not vote these shares with respect to the election of directors (Proposal 1) or approval of the ESPP (Proposal 2) without specific instructions from the beneficial owner as to how to vote with respect to such proposals. Brokers and other nominees will have discretionary voting power to vote without instructions from the beneficial owner on the ratification of the appointment of our independent auditor (Proposal 3) and, accordingly, your shares may be voted by your broker or nominee on Proposal 3 without your instructions.

PROPOSAL 1
ELECTION OF DIRECTORS

        The Board is elected by our stockholders to oversee the management of the business and affairs of the Company. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved for or shared with stockholders. The Board appoints our executives, who are charged with conducting the business and affairs of the Company, subject to oversight by the Board.

Nominees for Election

        The Board has nominated for election to the Board the eleven (11) persons named below to serve for a one-year term and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Each of the director nominees is presently serving as a director and each of the nominees was previously elected to the Board by our stockholders. Four of the nominees (Messrs. Perelman, Meister and Schwartz and Ms. Townsend) were designated for election to the Board by MacAndrews & Forbes Incorporated, our largest stockholder, pursuant to its rights under a stockholders' agreement with us (discussed more fully below). Pursuant to its rights under a stockholders' agreement, MacAndrews & Forbes Incorporated has the right to designate four nominees for election to the Board.

        The Board recommends that you vote in favor of the election of each of the nominees named below as directors of the Company for the ensuing year, and the persons named as proxies on the enclosed proxy card will vote the proxies received by them for the election of each of the nominees unless otherwise specified on those proxy cards. All of the nominees have indicated a willingness to serve as directors; however, if any nominee becomes unavailable to serve before the election, proxies may be voted for a substitute nominee selected by the Board, or the Board may decide to reduce the number of directors.

        The name, age, business experience and certain other information regarding each of the nominees for director are set forth below.

Name	Age	Position with the Company	Director Since
Ronald O. Perelman	73	Director (Chairman)	2003
M. Gavin Isaacs	51	Director (President and Chief Executive Officer)	2014
Richard M. Haddrill	62	Director (Executive Vice Chairman)	2014
Peter A. Cohen	69	Director (Vice Chairman)	2000
David L. Kennedy	69	Director (Vice Chairman)	2009
Gerald J. Ford	71	Director	2005
Judge Gabrielle K. McDonald	74	Director	2014
Paul M. Meister	63	Director	2012
Michael J. Regan	74	Director	2006
Barry F. Schwartz	67	Director	2003
Frances F. Townsend	54	Director	2010

        Ronald O. Perelman was named Chairman of the Board in November 2013. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes Incorporated, a diversified holding company with interests in a diversified portfolio of public and private companies, and various affiliates since 1980. Mr. Perelman is also Chairman of the Board of Revlon, Inc. and Revlon Consumer Products Corporation. During the past five years, Mr. Perelman has also served as Chairman of the Board of M & F Worldwide Corp.

        M. Gavin Isaacs was appointed to the position of President and Chief Executive Officer of the Company in June 2014. Mr. Isaacs is an accomplished gaming industry executive with more than 15 years of leadership experience. Most recently, he served as Chief Executive Officer of SHFL entertainment, Inc. from April 2011 through November 2013 when the company was acquired by Bally Technologies, Inc.

("Bally"). Prior to joining SHFL entertainment, Inc., Mr. Isaacs served as Executive Vice President and Chief Operating Officer of Bally from 2006 through 2011. Prior to joining Bally, he held senior roles at Aristocrat Leisure Limited, including Head of Global Marketing and Business Development, Managing Director of Aristocrat's London-based European subsidiary and President of Aristocrat Technologies, Inc., Aristocrat's Las Vegas-based subsidiary. Mr. Isaacs previously served as a Trustee and the President of the International Association of Gaming Advisors, and currently is a member of the Board of Directors of the American Gaming Association.

        Richard Haddrill was appointed Executive Vice Chairman of the Board and as a member of the Board's Executive and Finance Committee in December 2014. Prior to joining the Board, Mr. Haddrill served as Bally's Chief Executive Officer from 2004 to 2012 and from May 2014 until the Company's acquisition of Bally in November 2014. He served on Bally's Board of Directors from 2003 until the acquisition, including serving as Chairman of the Board from 2012 to 2014. Prior to becoming Bally's Chief Executive Officer, Mr. Haddrill served as Chief Executive Officer and as a member of the Board of Directors of Manhattan Associates, Inc., a global leader in software solutions to the supply-chain industry. Prior to that, he served as President and Chief Executive Officer of Powerhouse Technologies, Inc., a technology and gaming company involved in the video lottery industry and online lottery and pari-mutuel wagering systems. Mr. Haddrill is Chairman of the Board of Directors of Corrective Education Company, a company involved in providing training and education alternatives to judicial prosecution. In addition, he is a member of the Board of Directors of The Smith Center for the Performing Arts in Las Vegas.

        Peter A. Cohen has served as Vice Chairman of the Board since September 2004. Mr. Cohen is Chairman and Chief Executive Officer of Cowen Group, Inc., a diversified financial services company. Mr. Cohen was a founding partner and principal of Ramius LLC, a private investment management firm formed in 1994 that was combined with Cowen in late 2009. Mr. Cohen served as a member of the Board of Directors of Chart Acquisition Corp. (which, as a result of a business combination, is now known as Tempus Applied Solutions Holdings, Inc.) from 2013 to 2015. From November 1992 to May 1994, Mr. Cohen was Vice Chairman of the Board and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was Chairman and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990.

        David L. Kennedy serves as a Vice Chairman of the Board, a position he has held since October 2009. Mr. D. Kennedy was the President and Chief Executive Officer of the Company from November 2013 to June 2014 and served as Executive Vice Chairman from June 2014 to August 2014 after which time he was no longer an employee of the Company but continued to serve on the Board as Vice Chairman, in a non-executive capacity. Mr. D. Kennedy served as an executive of the Company from November 2010 until March 2012, including as Chief Administrative Officer from April 2011 until March 2012. Mr. D. Kennedy is Senior Executive Vice President of MacAndrews & Forbes Incorporated and has held senior executive positions with Revlon, Inc. and The Coca-Cola Company and affiliates during his 40-year business career. Mr. D. Kennedy also serves as Vice Chairman of the Board of Revlon, Inc. and is a director of Revlon Consumer Products Corporation.

        Gerald J. Ford has been a financial institutions entrepreneur and private investor involved in numerous mergers and acquisitions of private and public sector financial institutions over the past 30 years. Mr. Ford was Chairman of the Board and Chief Executive Officer of Golden State Bancorp Inc. from September 1998 until its merger with Citigroup Inc. in November 2002. Mr. Ford is Chairman of the Board of Hilltop Holdings Inc. and a member of the Board of Directors of Freeport-McMoRan Inc. During the past five years, Mr. Ford has also served as Chairman of the Boards of First Acceptance Corporation and Pacific Capital Bancorp and as a director of McMoRan Exploration Company and SWS Group, Inc.

        Judge Gabrielle K. McDonald is a former U.S. District Court judge. From 2001 until 2013, Judge McDonald served as a judge on the Iran-United States Claims Tribunal, The Hague, The Netherlands. Judge McDonald served as a judge on the International Criminal Tribunal for the former Yugoslavia in

The Hague for six years, and was President of the Tribunal from 1997 until 1999. Judge McDonald is a member of the Council on Foreign Relations. During the past five years, Judge McDonald has also served as a director of Freeport-McMoRan Inc.

        Paul M. Meister is President of MacAndrews & Forbes Incorporated. He is also co-founder and Chief Executive Officer of Liberty Lane Partners, LLC, a private investment company with diverse investments in healthcare and distribution-related industries. Mr. Meister previously served as Chairman and Chief Executive Officer of inVentiv Health, Inc., a provider of commercial, consulting and clinical research services to the pharmaceutical and biotech industries, until 2015. Mr. Meister was Chairman of Thermo Fisher Scientific Inc., a scientific instruments equipment and supplies company, from November 2006 until April 2007. He was previously Vice Chairman of Fisher Scientific International, Inc., a predecessor to Thermo Fisher, from March 2001 to November 2006, and Vice Chairman and Chief Financial Officer of Fisher Scientific from March 1991 to March 2001. Prior to Fisher Scientific, Mr. Meister held executive positions with the Henley Group, Wheelabrator Technologies and Abex, Inc. Mr. Meister is a director of LKQ Corporation, Inc. and vTv Therapeutics Inc. During the past five years, Mr. Meister has also served as a director of M & F Worldwide Corp.

        Michael J. Regan is a former Vice Chairman and Chief Administrative Officer of KPMG LLP and was the lead audit partner for many Fortune 500 companies during his 40-year tenure with KPMG. Mr. Regan is a member of the Board of Directors of Lifetime Brands, Inc. During the past five years, Mr. Regan has also served as a member of the Board of Directors of Citadel Broadcasting Corporation and DynaVox Inc.

        Barry F. Schwartz has been Executive Vice Chairman of MacAndrews & Forbes Incorporated and various affiliates since October 2007. Prior to that, he was Executive Vice President and General Counsel of MacAndrews & Forbes Incorporated and various affiliates since 1993 and Senior Vice President of MacAndrews & Forbes Incorporated and various affiliates from 1989 to 1993. Mr. Schwartz is a director of Revlon, Inc. and Revlon Consumer Products Corporation. During the past five years, Mr. Schwartz has also served as a director of Harland Clarke Holdings Corp. and M & F Worldwide Corp.

        Frances F. Townsend is Executive Vice President of Worldwide Government, Legal and Business Affairs of MacAndrews & Forbes Incorporated. She has been with MacAndrews & Forbes Incorporated since October 2010. Ms. Townsend was a corporate partner at the law firm of Baker Botts LLP from April 2009 to October 2010. Prior to that, she was Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the Homeland Security Council from May 2004 until January 2008. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions. She also serves on numerous governmental advisory and nonprofit boards. Ms. Townsend is a trustee on the board of the New York City Police Foundation and the Intrepid Sea, Air & Space Museum. She is also a member of the Council on Foreign Relations and the Trilateral Commission. Ms. Townsend is a director of The Western Union Company and Freeport- McMoRan Inc. During the past five years, Ms. Townsend has also served as a director of SIGA Technologies, Inc.

Designees of MacAndrews & Forbes Incorporated

        Messrs. Perelman, Meister and Schwartz and Ms. Townsend were designated for election to the Board by MacAndrews & Forbes Incorporated pursuant to its rights under a stockholders' agreement with us dated September 6, 2000, as supplemented by agreements dated June 26, 2002, October 10, 2003 and February 15, 2007. The stockholders' agreement was originally entered into with holders of our Series A Convertible Preferred Stock in connection with the initial issuance of such preferred stock and provides for, among other things, the right of the holders to designate up to four members of our Board based on their ownership of preferred stock or the common stock issued upon conversion thereof. All of the preferred stock was converted into common stock in August 2004. MacAndrews & Forbes Incorporated, which owned approximately 92% of the preferred stock prior to conversion and currently owns approximately 39.7% of our outstanding common stock, currently has the right to designate up to four directors based on its level of share ownership. The percentages that must be maintained in order to designate directors are as follows: (a) 20% to designate four directors; (b) 16% to designate three directors; (c) 9% to designate two directors; and (d) 4.6% to designate one director. Such percentages, in each case, are to be determined based on our fully diluted common stock subject to certain exclusions of common stock or other securities that may be issued in the future.

Qualifications of Directors

        Our directors are responsible for overseeing the management of the Company's business and affairs, which requires highly skilled and experienced individuals. The Nominating and Corporate Governance Committee is responsible for evaluating and making recommendations to the Board concerning the appropriate size and needs of the Board with the objective of maintaining the necessary experience, skills and independence on the Board. The Nominating and Corporate Governance Committee and the Board believe that there are general qualifications that are applicable to all directors and other skills and experience that should be represented on the Board as a whole, but not necessarily by each director. The Nominating and Corporate Governance Committee and the Board consider the experience and qualifications of prospective directors individually and in the context of the Board's overall composition.

        In its assessment of prospective directors, the Nominating and Corporate Governance Committee and the Board generally consider, among other factors, the individual's character and integrity, experience, judgment, independence and ability to work collegially, as well as the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities as a director. The Nominating and Corporate Governance Committee and the Board also assess particular qualifications, attributes, skills and experience that they believe are important to be represented on the Board as a whole, in light of the Company's business. These include a high level of financial literacy, relevant chief executive officer or similar leadership experience, gaming, lottery and interactive gaming industry experience, experience with global operations, exposure to the development and marketing of technology and consumer products, and legal and regulatory experience.

        As a matter of practice, the Nominating and Corporate Governance Committee and the Board also consider the diversity of the backgrounds and experience of prospective directors as well as their personal characteristics (e.g., gender, ethnicity, age) in evaluating, and making decisions regarding, Board composition, in order to facilitate Board deliberations that reflect a broad range of perspectives. The Nominating and Corporate Governance Committee and the Board believe that the Board is comprised of a diverse group of individuals.

        The Nominating and Corporate Governance Committee and the Board believe that each nominee has valuable individual skills and experiences that, taken together, provide the variety and depth of knowledge, judgment and vision necessary for the effective oversight of the Company. As indicated in the foregoing biographies, the nominees have extensive experience in a variety of fields, including gaming, lottery and interactive gaming (Messrs. Isaacs, Haddrill and a number of our other long-serving directors), global operations (all directors), technology (Messrs. Isaacs, Haddrill, D. Kennedy and Meister), consumer products and marketing (Messrs. Isaacs, Haddrill, D. Kennedy, Perelman and Schwartz), legal and regulatory (Messrs. Isaacs and Schwartz and Madams Townsend and McDonald), investment and financial services (Messrs. Cohen, Ford, D. Kennedy, Meister, Perelman and Schwartz) and public accounting (Mr. Regan), each of which the Board believes provides valuable knowledge about important elements of our business. Most of our nominees have leadership experience at major companies or organizations that operate inside and outside the United States and/or experience on other companies' boards, which provides an understanding of ways other companies address various business matters, strategies, corporate governance and other issues. As indicated in the foregoing biographies, the nominees have each demonstrated significant leadership skills, including as a chief executive officer (Messrs. Isaacs, Haddrill, D. Kennedy, Cohen, Ford, Meister, Perelman and Schwartz), as a chief administrative officer of a major accounting firm (Mr. Regan), as chair of the Homeland Security Council and an officer in the U.S. Coast Guard (Ms. Townsend) and as a judge on an international criminal tribunal (Judge McDonald). Ms. Townsend has extensive public policy, government or regulatory experience, which can provide valuable insight into issues faced by companies in regulated industries such as that of the Company. Mr. Isaacs has served as a senior executive and director of other gaming companies, which service has given him a deep knowledge of the Company and its businesses and directly relevant management experience. The Nominating and Corporate Governance Committee and the Board believe that these skills and experiences, together with their other qualities, qualify each nominee to serve as a director of the Company.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE ELEVEN (11) NOMINEES

Corporate Governance

        Overview.    The Company is committed to good corporate governance, which we believe promotes the long-term interests of our stockholders and strengthens Board and management accountability. Highlights of our corporate governance structure and policies include:

Corporate Governance Highlights

•

Annual election of all directors

•

Eight independent director nominees

•

Entirely independent Board committees (other than Executive and Finance Committee and Compliance Committee)

•

Regular executive sessions of independent directors

•

Separate Chairman and Chief Executive Officer roles

•

Regular Board and committee self-evaluations

•

Director and officer stock ownership guidelines

•

Risk management oversight by the Board and committees

•

Cash and equity compensation clawback policy

•

Anti-hedging policy

•

Executive compensation based on pay-for-performance philosophy

•

Code of Business Conduct (and related training)

•

Stockholder right to call special meetings

•

Stockholder right to act by written consent

•

Absence of rights plan and other "anti-takeover" provisions

        Director Independence.    The Board has adopted Director Independence Guidelines as a basis for determining that individual directors are independent under the standards of the NASDAQ Stock Market. This determination, which is made annually, helps assure the quality of the Board's oversight of management and reduces the possibility of damaging conflicts of interest. Under these standards, a director will not qualify as independent if:

  (1)
  the director has been employed by the Company (or any subsidiary) at any time within the past three years, other than service as an interim executive officer for a period of less than one year;

  (2)
  the director has an immediate family member who has been employed as an executive officer of the Company (or any subsidiary) at any time within the past three years;

  (3)
  the director or an immediate family member of the director has accepted any compensation (including any political contribution to a director or family member) from the Company (or any subsidiary) in excess of $120,000 during any period of 12 consecutive months within the past three years other than (a) for Board or Board committee service, (b) in the case of the family member, as compensation for employment other than as an executive officer, (c) benefits under a tax-qualified retirement plan or non-discretionary compensation, or (d) compensation for service as an interim executive officer for a period of less than one year;

  (4)
  the director or an immediate family member of the director is a partner, controlling shareholder or executive officer of an organization (including a charitable organization) that made payments to, or received payments from, the Company for property or services in the current year or in any of the past three years that exceed the greater of 5% of the recipient's consolidated gross revenues or $200,000, other than (a) payments arising solely from investments in the Company's securities or (b) payments under non-discretionary charitable contribution matching programs;

  (5)
  the director or an immediate family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity; or

  (6)
  the director or an immediate family member of the director is a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

        In applying these standards, the Board determined that each of Messrs. Cohen, Ford, Meister, Perelman, Regan and Schwartz, and Madams Townsend and McDonald, qualify as independent directors and none has a business or other relationship that would interfere with the director's exercise of independent judgment. Messrs. Isaacs, Haddrill and D. Kennedy do not qualify as independent directors.

        The full text of the Board's Director Independence Guidelines, including information on the additional independence requirements applicable to Board committee members, can be accessed through the Investors—Corporate Governance link on our website at www.scientificgames.com.

        Corporate Governance Guidelines.    The Board has adopted Corporate Governance Guidelines that outline the structure, role and functioning of the Board and address various governance matters including director independence, the Board selection process, length of Board service, Board meetings and executive sessions of independent directors, Board and committee performance evaluations and management succession planning. The full text of these guidelines can be accessed through the Corporate Governance link in the Investors section of our website at www.scientificgames.com.

        Board Leadership Structure.    As described above, the Board is comprised entirely of independent directors, other than Mr. Isaacs, our President and Chief Executive Officer, Mr. D. Kennedy, our former President and Chief Executive Officer during 2014, and Mr. Haddrill, our Executive Vice Chairman. The Audit, Compensation, and Nominating and Corporate Governance Committees are comprised entirely of independent directors. The Executive and Finance Committee is comprised of independent directors and non-independent directors and the Compliance Committee is comprised of independent directors, a non-independent director and an industry consultant. The Board has the flexibility to select the leadership structure that is most appropriate for the Company and its stockholders and has determined that the Company and its stockholders are best served by not having a formal policy regarding whether the same individual should serve as both Chairman of the Board and Chief Executive Officer. This approach allows the Board to elect the most qualified director as Chairman of the Board, while maintaining the ability to separate the Chairman of the Board and Chief Executive Officer roles when deemed appropriate. The Chairman of the Board and Chief Executive Officer roles are currently held by two different individuals.

        Messrs. Cohen and D. Kennedy serve as Vice Chairmen of the Board and Mr. Haddrill serves as Executive Vice Chairman of the Board and the Board has also designated Mr. Cohen as the lead independent director. When the positions of Chairman of the Board and Chief Executive Officer are held by the same individual, Mr. Cohen's lead independent director responsibilities include presiding over regularly held executive sessions of independent directors, facilitating communication between the independent directors and the Chief Executive Officer, and coordinating the activities of the independent directors. Mr. Cohen also provides assistance to the Board and the committees of the Board in their evaluations of management's performance and he carries out other duties that the Board assigns to him from time to time in areas of governance and oversight.

        The Executive and Finance Committee, which includes two independent directors (Messrs. Cohen and Perelman) as well as Messrs. Isaacs, Haddrill and D. Kennedy, meets regularly to support the Board in the performance of its duties between regularly scheduled Board meetings, to implement the policy decisions of the Board and to provide strategic guidance and oversight to the Company.

        The Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the independent members of the Board.

        Board's Role in Risk Oversight.    The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company's approach to risk management. The Board exercises these responsibilities on an ongoing basis as part of its meetings and through the Board's committees, each of which examines various components of enterprise risk as part of its responsibilities. An overall review of risk is inherent in the Board's consideration of the Company's strategies and other matters presented to the Board, including financial matters, investments, acquisitions and divestitures. The Board's role in risk oversight is consistent with the Company's leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for managing the Company's risk exposure, and the Board and its committees providing oversight of those efforts.

        The Company has implemented internal processes and controls to identify and manage risks and to communicate with the Board regarding risk management. These include an enterprise risk management program, regular internal management meetings that identify risks and discuss risk management, a Code of Business Conduct (and related training), a strong ethics and compliance function that includes suitability reviews of customers, partners, vendors and other persons/entities with which the Company does business, an internal and external audit process, internal approval and signature authority processes and legal department review of contracts. In connection with these processes and controls, management regularly communicates with the Board, Board committees and individual directors regarding identified risks and the management of these risks. Individual directors often communicate directly with senior management on matters relating to risk management. In particular, the Board committee chairmen regularly communicate with members of senior management, including Mr. Isaacs, to discuss potential risks in connection with accounting and audit matters, compensation matters, compliance matters and financing-related matters.

        The Board committees, which meet regularly and report to the full Board, play significant roles in carrying out the Board's risk oversight function. In particular, the Audit Committee oversees risks related to the Company's financial statements, the financial reporting process, accounting and certain legal matters. The Audit Committee also oversees the internal audit function and regularly meets in private with both the Vice President of Internal Audit (who reports functionally to the Chief Financial Officer and has a direct reporting line to the Audit Committee) and representatives of the Company's independent auditing firm. The Compensation Committee evaluates risks associated with the Company's compensation programs and discusses with management procedures to identify and mitigate such risks. See "Executive Compensation—Compensation Discussion and Analysis—Compensation Program as it Relates to Risk" below. The Compliance Committee is active in overseeing the Company's program with respect to compliance with the laws applicable to the Company's business, including gaming laws, as well as compliance with our Code of Business Conduct and related policies by employees, officers, directors and other representatives of the Company. In addition, the Compliance Committee oversees a compliance review process, which is designed to ensure that the vendors, consultants, customers and business partners of the Company are "suitable" or "qualified" as those terms are used by applicable gaming and lottery authorities, and regularly meets separately with the Senior Vice President, Chief Compliance Officer and Corporate Director of Security (who reports functionally to the Chief Executive Officer and has a direct reporting line to the Compliance Committee).

        Board Meetings.    The Board held a total of six meetings during 2015, including six at which executive sessions were held with no members of management present. During 2015, all incumbent directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which they served.

        Board Committees.    The Board has five committees: the Audit Committee; the Compensation Committee; the Compliance Committee; the Executive and Finance Committee; and the Nominating and Corporate Governance Committee. All committees are comprised solely of independent directors with the exception of the Executive and Finance Committee, which is comprised of two independent directors as well as Messrs. Isaacs, Haddrill and D. Kennedy, and the Compliance Committee, which is comprised of three independent directors and Mr. Isaacs, a director and our President and Chief Executive Officer, as well as Patricia Becker, a gaming industry consultant. The Board has approved charters for each Board committee, which can be accessed through the Investors—Corporate Governance link on our website at www.scientificgames.com. The current membership of each committee is as follows:

Audit Committee	Compensation Committee	Compliance Committee	Executive and Finance Committee	Nominating and Corporate Governance Committee
Michael J. Regan (Chair)	Peter A. Cohen (Chair)	Barry F. Schwartz (Chair)	Peter A. Cohen (Chair)	Gerald J. Ford (Chair)
Peter A. Cohen	Paul M. Meister	M. Gavin Isaacs	Ronald O. Perelman	Michael J. Regan
Gerald J. Ford	Barry F. Schwartz	Gabrielle K. McDonald	M. Gavin Isaacs	Frances F. Townsend
		Frances F. Townsend	Richard Haddrill
		Patricia Becker	David L. Kennedy

        Audit Committee.    The Audit Committee is responsible for hiring the Company's independent auditor and for overseeing the accounting, auditing and financial reporting processes of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent auditor, the Company's internal accounting controls, the financial statements, the report and recommendations of the independent auditor, the scope of the audit, and the qualifications and independence of the auditor. The Audit Committee also oversees the Company's internal audit function. The Board has determined that each member of the Audit Committee is independent under the listing standards of the NASDAQ Stock Market and that Mr. Regan qualifies as an "audit committee financial expert" under the rules of the SEC. The Audit Committee held seven meetings during 2015.

        Compensation Committee.    The Compensation Committee sets the compensation of the Chief Executive Officer and other senior executives of the Company, administers the equity incentive plans and executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans and equity incentive plans and with respect to the compensation program for non-employee directors. The Board has determined that each member of the Compensation Committee is independent under the listing standards of the NASDAQ Stock Market. The Compensation Committee held seven meetings during 2015.

        Compliance Committee.    The Compliance Committee is responsible for providing oversight of the Company's program with respect to compliance with laws and regulations applicable to the business of the Company, including gaming and anticorruption laws, and with respect to compliance with the Code of Business Conduct by employees, officers, directors and other representatives of the Company. The Compliance Committee held five meetings during 2015.

        Executive and Finance Committee.    The Executive and Finance Committee has broad authority to act on behalf of the Board in the oversight of the business and affairs of the Company between regular meetings of the Board and assists the Board in implementing Board policy decisions. The Executive and Finance Committee held seven meetings during 2015.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and on committees of the Board, reviewing and recommending corporate governance principles, procedures and practices and overseeing the annual self-assessments of the Board and its committees. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the listing standards of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee held five meetings during 2015.

        The Nominating and Corporate Governance Committee does not have specific qualifications that must be met by a candidate for director and will consider individuals suggested as candidates by stockholders. A stockholder wishing to propose a nominee for director should submit a recommendation in writing to the Company's Corporate Secretary at least 120 days before the anniversary of the mailing date of the proxy materials applicable to the prior year's annual meeting, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nominating and Corporate Governance Committee will review the candidate's background, experience and abilities, and the contributions the candidate can be expected to make to the collective functioning of the Board and the needs of the Board at the time. In prior years, candidates have been identified through recommendations made by directors, the Chief Executive Officer and other third parties. The Nominating and Corporate Governance Committee anticipates that it would use these sources as well as stockholder recommendations to identify candidates in the future.

        Stockholder Communications with Directors.    Stockholders may communicate with the Board or an individual director by sending a letter to the Board or to a director's attention care of the Corporate Secretary of the Company at Scientific Games Corporation, 6650 S. El Camino Road, Las Vegas, NV 89118. The Corporate Secretary will open, log and deliver all such correspondence (other than advertisements, solicitations or communications that contain offensive or abusive content) to directors on a periodic basis, generally in advance of each Board meeting.

        Attendance at Stockholders' Meetings.    The Company encourages directors to attend the annual stockholders' meeting. Last year, seven of the twelve directors then serving attended the annual meeting.

        Code of Ethics.    The Board has adopted a Code of Business Conduct that applies to all of our officers, directors and employees. The Code sets forth fundamental principles of integrity and business ethics and is intended to ensure ethical decision making in the conduct of professional responsibilities. Among the areas addressed by the Code are standards concerning conflicts of interest, confidential information and compliance with laws, regulations and policies. The full text of the Code can be accessed through the Corporate Governance link in the Investors section of our website at www.scientificgames.com.

Director Compensation

        Non-Employee Director Compensation. The compensation program for non-employee directors consists of annual retainers and equity awards. Under the director compensation program currently in effect, non-employee directors are eligible to receive:

  (1)
  an annual retainer for service by non-employee directors on the Board of $75,000;

  (2)
  an annual committee retainer (in lieu of fees per committee meeting) of $10,000 (or $15,000, in the case of the Audit Committee) per committee (excluding for service on the Executive and Finance Committee);

  (3)
  annual retainers for committee chairs of $20,000 (or, in the case of the chair of the Audit Committee, $35,000 and excluding the chairs of the Executive and Finance Committee and the Compensation Committee); and

  (4)
  annual grants of restricted stock units ("RSUs") to eligible non-employee directors with a grant date value of $160,000 and a four-year vesting schedule, provided such director satisfied the Board's attendance requirement for the prior calendar year, as discussed below.

        Mr. Cohen will continue to receive $250,000 for his service as a Vice Chairman of the Board without any additional retainers for his service as Chairman of the Executive and Finance Committee or Chairman of the Compensation Committee. New non-employee directors will continue to receive stock options for 10,000 shares (with a four-year vesting schedule) upon joining the Board. Directors who are employed by the Company do not receive any additional compensation in connection with their services as directors.

        The elements of the director compensation program are evaluated and determined by the Compensation Committee, which takes into account competitive director compensation data provided by Compensation Advisory Partners, LLC ("CAP") for companies in a peer group of comparably sized companies in related industries as well as a general industry group of comparably sized companies. The Compensation Committee uses the comparative data provided by CAP as a general indicator of relevant market conditions, but does not set specific benchmark targets for total director compensation or for individual elements of the director compensation program. No changes were made to the director compensation program for 2015.

        Awards of stock options and RSUs are subject to forfeiture if a director leaves the Board prior to the scheduled vesting date for any reason, except that the vesting of such awards would accelerate in full upon a director ceasing to serve on the Board due to death or disability.

        The number of RSUs awarded in 2015 was determined by dividing the grant date value of $160,000 by the average of the high and low sales price of our common stock on the trading day immediately prior to the grant date ($16.10) and rounding down to the nearest whole number. As a result, 9,937 RSUs were awarded to each non-employee director for 2015, provided the non-employee director satisfied the Board's attendance requirement for 2014.

        Only non-employee directors who have attended at least 75% of the total number of meetings held by the Board and committees on which they served in the prior year are eligible to receive an annual award of RSUs, except that a new director with less than six months of service in the prior year is not subject to such threshold with respect to the first grant made after becoming a director. All non-employee directors serving at the time of grant (June 2015) satisfied the attendance requirements applicable for the 2015 awards.

        Haddrill Employment Agreement.    On October 29, 2015, the Company modified the employment agreement with Mr. Haddrill in connection with his role as Executive Vice Chairman of the Board. The term of Mr. Haddrill's employment is scheduled to expire on December 31, 2017, subject to automatic one-year extensions at the end of the term and each succeeding annual anniversary thereafter unless timely notice of non-renewal is given. Upon expiration of the term of employment, Mr. Haddrill's sign-on equity award will fully vest and he will receive appropriate consulting fees equal to his annual base salary in exchange for certain consulting services for one year following such expiration, payable in bi-weekly installments during the consulting period.

        Under Mr. Haddrill's employment agreement, as modified, Mr. Haddrill is eligible to receive (i) an annual base salary of $1,500,000, (ii) an annual incentive payment of $300,000 for calendar year 2015, payable on December 31, 2015 and (iii) a target annual incentive (the "Target Incentive") for each year during the term in an amount determined by the Committee in accordance with the then applicable annual incentive plan, with the 2016 Target Incentive being set at $700,000 with a maximum opportunity equal to 200% of the Target Incentive. In connection with entering into the modification to his employment agreement, Mr. Haddrill also received a one-time award of RSUs vesting in two equal installments on December 31, 2016 and December 31, 2017, with 63,810 of such RSUs granted on October 29, 2015 and the remaining such RSUs, with a grant date fair value of $700,000 granted on the first business day following January 1, 2016. Upon assuming the role of Executive Vice Chairman of the Board in 2014, Mr. Haddrill also received a sign-on equity grant of RSUs, which is described in more detail in the footnotes to the table below.

        If Mr. Haddrill's employment is terminated by the Company without "cause" or by Mr. Haddrill for "good reason" (as such terms are defined in his employment agreement, as modified), he would then be entitled to receive: (i) an amount equal to his base salary plus a lump sum payment of $1,500,000, payable in accordance with the Company's normal payroll practices over a period of twelve (12) months, (ii) the Target Incentive, with the amount determined based on actual performance achievement through the most recently completed fiscal quarter at the time of such termination and target achievement thereafter weighted, respectively, according to the number of days in the calendar year elapsed prior to such termination and the number of days remaining in the calendar year, (iii) in the event that termination occurs with more than one full year remaining on the term of employment, an aggregate amount equal to the Target Incentive for each full year remaining in the term, (iv) continued vesting of his sign-on RSUs in accordance with their original vesting schedule for a period of twelve (12) months following termination, (v) full vesting of the special equity awards granted on October 29, 2015 and the first business day following January 1, 2016, and (vi) payment of COBRA premiums for 12 months if Mr. Haddrill elects to continue medical coverage under the Company's group health plan in accordance with COBRA. Mr. Haddrill would also be eligible for a pro rata payout with respect to his performance-conditioned RSUs if his employment is terminated without cause during the relevant performance period.

        In the event of Mr. Haddrill's death, his beneficiary or estate would be entitled to receive any benefits that may be payable under any life insurance benefit of Mr. Haddrill for which the Company pays premiums and full vesting of the sign-on RSUs and special equity awards granted on October 29, 2015 and January 1, 2016. In the event Mr. Haddrill is terminated due to his "total disability" (as such term is defined in his employment agreement, as modified), he would be eligible to receive disability payments under the Company's disability plans and full vesting of the sign-on RSUs and special equity awards granted on October 29, 2015 and January 1, 2016. Mr. Haddrill's agreement also contains covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of 12 months after termination of his employment for any reason.

        The table below shows the compensation earned by our directors for 2015; except for Mr. Isaacs, whose compensation for the period relating to his employment with the Company in 2015 is reflected in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)	Total ($)
Peter A. Cohen	325,000	159,986	—	—	484,986
Gerald J. Ford	110,000	159,986	—	—	269,986
Richard M. Haddrill	1,828,846	5,199,989	—	—	7,028,835
David L. Kennedy	75,000	159,986	—	—	234,986
Judge Gabrielle K. McDonald	85,000	159,986	—	—	244,986
Paul M. Meister	85,000	159,986	—	—	244,986
Debra G. Perelman(3)	42,500	—	—	—	42,500
Ronald O. Perelman	75,000	159,986	—	—	234,986
Michael J. Regan	120,000	159,986	—	—	279,986
Barry F. Schwartz	105,000	159,986	—	—	264,986
Frances F. Townsend	95,000	159,986	—	—	254,986

(1)
Reflects annual retainers earned by directors for 2015, other than in the case of Mr. Haddrill. For Mr. Haddrill, reflects his 2015 base salary, which included an additional $28,846 due to a change in payroll timing from 2014 to 2015, and incentive payment earned in 2015 under his modified employment agreement described above.

(2)
Reflects the grant date fair value of RSUs awarded during 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation ("FASB ASC Topic 718"). The grant date fair value of the RSUs was determined by multiplying the number of shares subject to the award by the average of the high and low sales prices of our common stock on the trading day immediately prior to the grant date. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(3)
Ms. Perelman decided not to stand for reelection at the 2015 Annual Meeting and her directorship expired on June 10, 2015.

        The table below shows the number of stock options and unvested RSUs held by each of our directors as of December 31, 2015, other than Mr. Isaacs, whose stock options and unvested RSUs are reflected in the Outstanding Equity Awards at Fiscal Year-End Table below.

Name	Stock Options (in shares)(1)	RSUs(2)
Peter A. Cohen	—	26,243
Gerald J. Ford	—	26,243
Richard M. Haddrill	—	425,964
David L. Kennedy	113,470	90,758
Judge Gabrielle K. McDonald	10,000	9,937
Paul M. Meister	10,000	26,243
Debra G. Perelman(3)	—	—
Ronald O. Perelman	—	26,243
Michael J. Regan	—	26,243
Barry F. Schwartz	—	26,243
Frances F. Townsend	—	26,243

(1)
Reflects stock options granted to Judge McDonald and Mr. Meister on October 30, 2014 and March 20, 2012, respectively, upon the applicable directors' joining the Board, each with a four-year vesting schedule and an exercise price of $9.65 and $11.10, respectively. The first installment of Judge McDonald's stock options became exercisable on the first anniversary of the date of grant and the balance is scheduled to vest and become exercisable in three equal installments on the second, third and fourth anniversaries of the date of grant. Mr. Meister's stock options vested and became exercisable on the first four anniversaries of the date of grant. For Mr. D. Kennedy, reflects 113,470 stock options that were granted on March 22, 2011 during his tenure as CEO of the Company and vested and became exercisable on the first four anniversaries of the date of grant.

(2)
Reflects, for non-employee directors who were serving as such on the applicable grant date, as applicable, (a) one-fourth of an award of RSUs granted on June 5, 2012 (2,371 RSUs, which are scheduled to vest on June 5, 2016), (b) one-half of an award of RSUs granted on June 4, 2013 (3,450 RSUs, which are scheduled to vest in two equal installments on each of June 4, 2016 and 2017), (c) three-fourths of an award of RSUs granted on June 11, 2014 (10,485 RSUs, which are scheduled to vest in three equal installments on each of June 11, 2016, 2017 and 2018), and (d) 9,937 RSUs granted on June 10, 2015 (which are scheduled to vest in four equal annual installments beginning on June 10, 2016). For Mr. Haddrill, reflects (a) three-fourths of his sign-on RSUs granted on December 8, 2014 (22,788 RSUs, which are scheduled to vest in three equal installments beginning on each of December 8, 2016, 2017 and 2018), (b) 33,936 performance-conditioned RSUs granted on January 1, 2015 in connection with Mr. Haddrill assuming the role of Executive Vice Chairman, which are scheduled to vest in three equal installments in March of 2016, 2017 and 2018, contingent upon the achievement of certain strategic business goals (the first installment of which vested on March 17, 2016, but is shown as unvested in the table above, which provides information as of December 31, 2015), (c) 135,746 performance-conditioned RSUs granted on January 1, 2015 in connection with Mr. Haddrill assuming the role of Executive Vice Chairman, which are scheduled to vest in three equal installments in March of 2016, 2017 and 2018, contingent upon the achievement of certain performance criteria and with the potential for up to 200% of the RSUs in each installment to be earned based on actual performance achievement (the first installment of which vested on March 17, 2016 at a 200% payout level, but is shown as unvested at target in the table above, which provides information as of December 31, 2015), (d) 169,684 performance-conditioned RSUs granted on January 1, 2015 in connection with Mr. Haddrill assuming the role of Executive Vice Chairman, which are scheduled to vest in March 2018, contingent upon the achievement of certain performance criteria and with the potential for up to 157.5% of the RSUs to be earned based on actual performance achievement and (e) 63,810 RSUs granted on October 29, 2015 (which are scheduled to vest in two equal installments on each of December 31, 2016 and 2017). For Mr. D. Kennedy, includes one-half of an award of RSUs granted on December 8, 2013 during his tenure as CEO of the Company (75,000 RSUs, which are scheduled to vest in two equal installments on each of November 18, 2016 and 2017).

(3)
Ms. Perelman's directorship ended on June 10, 2015 and she had no outstanding stock options or RSU awards as of December 31, 2015.

Director Stock Ownership Guidelines

        The stock ownership guidelines are intended to align the financial interests of our non-employee directors with the interests of our stockholders. Under the guidelines, non-employee directors are required to own the lesser of (1) shares of our common stock with a market value equal to five times the director's annual retainer for Board service or (2) 15,000 shares. Shares of our common stock held directly or indirectly, including shares acquired upon the exercise of stock options, shares held within retirement and deferred compensation plans, time-vesting RSUs and shares owned by immediate family members will count for purposes of the policy, whereas outstanding (vested or unvested) stock options and performance-conditioned RSUs will not count. Each director has five years to comply from the later of the effective date of the policy and the date the director became subject to the policy. At present, all of our non-employee directors have the requisite level of stock ownership except for Judge McDonald, who became a director in October 2014 and will have until October 2019 to reach the required level of ownership.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in their ownership with the SEC. Based on a review of the copies of the reports that our directors, officers and ten percent holders filed with the SEC and on the representations made by such persons, we believe all applicable filing requirements were met during 2015.

SECURITY OWNERSHIP

        The following table sets forth certain information as to the security ownership of each person known to us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, each of our directors, each of our named executive officers, and all of our directors and executive officers as a group. The number of shares and the percentages of beneficial ownership set forth below are calculated as of April 20, 2016 based on outstanding shares of 87,071,226. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

	Shares of Common Stock
	Number(1)		Percent(1)
MacAndrews & Forbes Incorporated 35 East 62nd Street New York, New York 10065	34,575,737	(2)	39.71%
Fine Capital Partners, L.P. 590 Madison Avenue, 27th Floor New York, New York 10022	8,361,231	(3)	9.60%
Sylebra HK Company Limited Floor 20, 28 Hennessy Road Wan Chai, Hong Kong	8,250,000	(4)	9.48%
Nantahala Capital Management, LLC 19 Old Kings Highway S, Suite 200 Darien, CT 06820	8,184,101	(5)	9.40%
Stone House Capital Management, LLC 950 Third Avenue, 17th Floor New York, New York 10022	6,880,827	(6)	7.90%
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	4,710,745	(7)	5.41%
Ronald O. Perelman	34,639,856	(8)	39.78%
M. Gavin Isaacs	225,626		*
Richard M. Haddrill	78,373		*
Peter A. Cohen	276,509		*
David L. Kennedy	335,235		*
Gerald J. Ford	359,373		*
Judge Gabrielle K. McDonald	4,984		*
Paul M. Meister	34,131		*
Debra G. Perelman(9)	3,495		*
Michael J. Regan	58,591		*
Barry F. Schwartz	94,119		*
Frances F. Townsend	37,237		*
Steven W. Beason	142,562		*
James C. Kennedy	183,109		*
Derik J. Mooberry	18,815		*
Scott D. Schweinfurth(10)	102,433		*
Kathryn S. Lever(11)	0		*
All current directors and executive officers as a group (consisting of 17 persons)(12)	36,594,448		42.03%

*
Represents less than 1% of the outstanding shares of common stock.

(1)
In accordance with SEC rules, this column includes shares that a person has a right to acquire within 60 days of April 20, 2016 through the exercise or conversion of stock options, RSUs or other securities. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person. The securities reported for the directors and named executive officers listed in the table above include shares subject to the following awards as to which the equivalent number of underlying shares may be acquired through exercise or conversion within 60 days of April 20, 2016:

Mr. Perelman 10,075 RSUs; Mr. Cohen 10,075 RSUs; Mr. D. Kennedy 6,580 RSUs, Mr. Ford 10,075 RSUs; Judge McDonald 2,484 RSUs; Mr. Meister 10,075 RSUs; Mr. Regan 10,075 RSUs; Mr. Schwartz 10,075 RSUs; Ms. Townsend 10,075 RSUs; Mr. Isaacs 47,789 RSUs and 92,788 stock options; Mr. Beason 4,720 RSUs and 9,419 stock options; Mr. J. Kennedy 5,480 RSUs and 10,936 stock options; and Mr. Mooberry 4,465 RSUs and 8,910 stock options.

(2)
Includes shares held by MacAndrews & Forbes Incorporated, SGMS Acquisition Corporation, RLX Holdings Two LLC and SGMS Acquisition Two Corporation. SGMS Acquisition Corporation, RLX Holdings Two LLC and SGMS Acquisition Two Corporation are holding companies owned by MacAndrews & Forbes Incorporated, whose Chairman, Chief Executive Officer and sole stockholder is Mr. Perelman. MacAndrews & Forbes Incorporated has sole voting and dispositive power with respect to 34,575,737 shares, SGMS Acquisition Corporation has sole voting and dispositive power with respect to 26,385,737 shares, RLX Holdings Two LLC has sole voting and dispositive power with respect to 3,125,000 shares and SGMS Acquisition Two Corporation has sole voting and dispositive power with respect to 5,065,000 shares. The shares so owned are, or may from time to time be, pledged to secure obligations of MacAndrews & Forbes Incorporated or its affiliates.

(3)
Based on an amendment to Schedule 13G filed with the SEC on February 16, 2016 by Fine Capital Partners, L.P., Fine Capital Advisors, LLC and Ms. Debra Fine, reporting beneficial ownership as of December 31, 2015. The amendment to Schedule 13G states that each such person has shared voting power and shared investment power with respect to 8,361,231 shares.

(4)
Based on a Schedule 13G filed with the SEC on February 17, 2016 by Sylebra HK Company Limited, Sylebra Capital Management, Mr. Jeffrey Richard Fieler and Mr. Daniel Patrick Gibson, reporting beneficial ownership as of December 31, 2015. The Schedule 13G states that each such person has shared voting power and shared investment power with respect to 8,250,000 shares.

(5)
Based on an amendment to Schedule 13G filed with the SEC on March 10, 2016 by Nantahala Capital Management, LLC, Mr. Wilmot B. Harkey and Mr. Daniel Mack, reporting beneficial ownership as of February 29, 2016. The amendment to Schedule 13G states that each such person has shared voting power and shared investment power with respect to 8,184,101 shares.

(6)
Based on an amendment to Schedule 13G filed with the SEC on February 16, 2016 by Stone House Capital Management, LLC, SH Capital Partners, L.P., and Mr. Mark Cohen, reporting beneficial ownership as of December 31, 2015. The amendment to Schedule 13G states that each such person has shared voting power and shared investment power with respect to 6,880,827 shares.

(7)
Based on an amendment to Schedule 13G filed with the SEC on January 27, 2016 by BlackRock, Inc., reporting beneficial ownership as of December 31, 2015. The amendment to Schedule 13G states that BlackRock, Inc. has sole voting power with respect to 4,596,382 shares and sole investment power with respect to 4,710,745 shares.

(8)
Includes the 34,575,737 shares reported in footnote 2 above, which may be deemed to be beneficially owned by Mr. Perelman, the Chairman, Chief Executive Officer and sole stockholder of MacAndrews & Forbes Incorporated. Mr. Perelman's address is 35 East 62nd Street, New York, New York 10065.

(9)
Ms. Perelman decided not to stand for reelection at the 2015 Annual Meeting and her directorship expired on June 10, 2015. Beneficial ownership is based solely upon information known to the Company as of the date Ms. Perelman's directorship expired.

(10)
Mr. Schweinfurth terminated employment with the Company effective February 29, 2016. Beneficial ownership is based solely upon the information known to the Company as of the effective date of Mr. Schweinfurth's termination.

(11)
Ms. Lever was a "named executive officer" for 2015, but terminated employment with the Company effective November 3, 2015. Beneficial ownership is based solely upon the information known to the Company as of the effective date of Ms. Lever's termination.

(12)
Includes 423,557 shares issuable upon exercise of stock options and 142,043 shares issuable upon vesting of RSUs.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Introduction

        This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and program, the compensation decisions made by the Compensation Committee and the matters considered in making such decisions. The Company's executive compensation program is administered by the Compensation Committee of the Board, referred to in this section as the "Committee." The Committee is responsible for determining the compensation of the Company's Chief Executive Officer and other executive officers of the Company and for overseeing the Company's executive compensation program.

        Our executive compensation program is designed to attract, reward and retain our executive officers. This Compensation Discussion and Analysis focuses on the compensation of our "named executive officers" for the fiscal year ended December 31, 2015, who were:

Executive	Position
M. Gavin Isaacs	President and Chief Executive Officer
Scott D. Schweinfurth(1)	Executive Vice President, Chief Financial Officer and Corporate Secretary
James C. Kennedy	Executive Vice President and Group Chief Executive of Lottery
Derik J. Mooberry	Executive Vice President and Group Chief Executive of Gaming
Steven W. Beason	Enterprise Chief Technology Officer
Kathryn S. Lever(2)	Executive Vice President and General Counsel

(1)
In February 2016, Mr. Schweinfurth retired from the Company.

(2)
In November 2015, Ms. Lever terminated employment with the Company.

        As used in this Compensation Discussion and Analysis and the tables and narratives that follow, (1) "MICP" refers to our management incentive compensation program, and (2) "Target Compensation" refers to salary and target annual cash and equity incentive compensation opportunities under the MICP.

Executive Summary

        In 2015, the Company completed the integration of Bally and WMS Industries Inc. ("WMS"), which were acquired in November 2014 and October 2013, respectively. Our 2015 executive compensation program reflected key business priorities relating to the integration of these acquisitions, including execution of integration plans and realization of cost savings, as well as growth of free cash flow and continuation of innovation and providing best in class content and systems for gaming, lottery and interactive gaming operators worldwide.

        While integration related efforts were generally successful—achieving $231 million in cost synergies—we faced market headwinds throughout 2015 that resulted in shortfalls in revenue, EBITDA and Consolidated Net Cash Flow (as defined below), which were the primary metrics utilized in our performance-based pay programs. As a result of our performance on these measures, bonus levels across all of the business segments were below target levels and certain performance-based equity awards were forfeited.

Compensation Program Highlights for 2015

        The following is a summary of the highlights of the Company's executive compensation program:

  •
  Executive pay is substantially at risk because it largely consists of one or more types of performance-based compensation that vary in value based on our stock price, or that can only be earned upon achievement of pre-approved financial targets. The amount of target at-risk pay as a percentage of Target Compensation of the named executive officers is shown below:

Executive	Target At-Risk Pay (as a % of Target Compensation)
Mr. Isaacs	80%
Other Named Executive Officers	62% to 67%
  •
  Compensation for Mr. Isaacs is governed by an employment agreement with competitive terms consisting of: (i) $1.5 million base salary; (ii) at least 100% annual cash bonus target under the MICP; and (iii) ongoing participation in annual equity grants at the discretion of the Committee.

  •
  2015 MICP annual cash bonuses to our named executive officers paid out between 36% and 41% of target because goals for revenue, EBITDA and Consolidated Net Cash Flow (as defined below) fell below budget or were not met.

  •
  2015 MICP annual cash bonuses for our named executive officers with Company-wide responsibilities have varied with the Company's financial performance over the past five years as follows:

Actual MICP Annual Cash Bonus as a % of Target Bonus Opportunity
2011	2012	2013	2014	2015
101%	84%	58%	12%	36%
  •
  In order to appropriately motivate and retain management following the acquisition of Bally, the Committee approved 2015 annual equity awards at the full target opportunity for executives. Providing competitive equity award opportunities was a priority after multiple years of reductions to annual equity award values in order to manage potential dilution and share usage under the Company's 2003 Incentive Compensation Plan, as amended (the "2003 Plan"). A 10% reduction had been applied relative to the executives' equity award opportunities in 2014, following approximate reductions of 30% and 50% in 2013 and 2012, respectively.

  •
  For Messrs. Isaacs, Schweinfurth, Kennedy and Mooberry, 2015 annual equity awards introduced the use of performance-conditioned RSUs that vest based on three-year cumulative EBITDA achievement and awards were comprised of an equal mix of time-vested stock options (1/3), time-vested RSUs (1/3), and the performance-conditioned RSUs (1/3). For Mr. Beason and Ms. Lever, 2015 annual equity awards were comprised of an equal mix of stock options and time-vested RSUs.

  •
  Special performance-conditioned equity awards with challenging adjusted EBITDA targets granted in 2012 were forfeited as the adjusted EBITDA targets for those awards were not achieved in 2015.

Commitment to Good Governance and Best Practices

        As part of its on-going review of our executive compensation program, the Committee considers the results of our last "say on pay" proposal (approved by more than 69% of the votes cast at the 2014 Annual Meeting) and we have responded to questions or concerns regarding our executive compensation program that are raised from time to time by our stockholders. In response to questions and concerns raised by certain stockholders or proxy advisory firms in recent years, the Committee has taken a number of actions that it believes should be viewed favorably by our stockholders. Those actions include the following:

  •
  No guaranteed salary increases.  Our named executive officers are not entitled to contractual inflation-based salary increases.

  •
  Management of potential dilution and share usage under equity plans.  When making equity awards, the Committee considers competitive market and peer group practices, the Company's stock price performance, and potential dilution and share usage under the 2003 Plan. While no reductions were applied to equity award opportunities in 2015, the Committee has previously reduced the value of annual equity awards in order to manage levels of share utilization—including reductions of 50%, 30% and 10% in 2012, 2013 and 2014, respectively. See "—Objectives and Components of Compensation Program—Long-Term Incentive Compensation" below for additional information.

  •
  Stock ownership guidelines.  The Company's stock ownership guidelines apply to the Chief Executive Officer, his direct reports and non-employee directors. The guidelines encourage a long-term perspective in managing the Company and further align the interests of senior executives and non-employee directors with the interests of stockholders. See "—Corporate Governance Policies—Stock Ownership Guidelines" below for additional information.

  •
  Clawback policy.  The Company's "clawback" policy subjects cash and equity incentive compensation paid to senior executives (including the named executive officers) to recovery in the event that the Company's financial statements are restated due to fraud or gross misconduct by the applicable executives. See "—Corporate Governance Policies—Clawback Policy" below for additional information.

  •
  No-hedging policy.  The Company prohibits employees and directors from engaging in hedging transactions. See "—Corporate Governance Policies—No Hedging Policy" below for additional information.

  •
  Independent compensation consulting firm.  The Committee benefits from its utilization of an independent compensation consulting firm, CAP, which provides no other services to the Company.

  •
  Periodic risk assessment.  The Committee has concluded that our executive compensation program does not encourage behaviors that would create risks reasonably likely to have a material adverse effect on the Company.

  •
  Perquisites.  The Committee has eliminated most perquisites.

  •
  No excise tax gross-ups.  We do not agree to pay excise tax gross-ups.

  •
  No above-market returns.  We do not offer preferential or above-market returns on compensation deferred by our executive officers.

  •
  No loans to executive officers.  We do not make personal loans to our executive officers.

Objectives and Components of Compensation Program

        The objectives of our executive compensation program are to attract and retain executive talent, to encourage and reward excellent performance by executives whose contributions drive the success of the Company and create value for our stockholders. The program is structured to provide compensation packages that are competitive with the marketplace and to reward executives based on both Company and, in certain circumstances, individual performance, to encourage long-term service and to align the interests of management and stockholders through incentives that encourage annual and long-term results.

        The principal components of the Company's compensation program consist of base salaries, annual performance-based incentive compensation and long-term incentive compensation. The Company also maintains employment agreements that include severance and change of control arrangements. The following is a description of the Company's compensation elements and the objectives they are designed to support:

Element of Compensation	Rationale	Linkage to Compensation Objective
Base Salary	• Provides fixed level of compensation	• Attracts and retains executive talent
Annual Incentive Compensation (cash bonuses)

•

Target level of annual incentive compensation provides an attractive total cash opportunity that incentivizes achievement of the Company's financial goals by tying payouts to Company financial performance, with actual annual incentive compensation payout depending upon Company and, in certain circumstances, individual performance

•

Fosters excellent business performance

•

Aligns executive and stockholder interests by linking all or a portion of compensation to the annual performance of the Company

•

Attracts and retains executive talent

Long-Term Incentive Compensation (stock options, performance-conditioned RSUs and time-vested RSUs)

•

Target level of long-term incentive compensation provides a market-competitive equity opportunity Conditioning certain equity awards upon achievement of multi-year financial performance targets aligns executive pay with stockholder interests

•

Time-vested RSUs promote executive retention

•

Aligns executive and stockholder interests by linking a portion of compensation to long-term Company performance

•

Fosters excellent business performance that creates value for stockholders

•

Attracts and retains executive talent

•

Encourages long-term service

Employment Agreements with Severance Provisions and Employment Agreements and Equity Incentive Plans with Change in Control Provisions

•

Severance provisions under employment agreements provide benefits to ease an employee's transition in the event of an unexpected employment termination by the Company due to changes in the Company's employment needs

•

Change in control provisions under employment agreements and equity incentive plans encourage employees to remain focused on the best interests of the Company in the event of rumored or actual fundamental corporate changes

• Attracts and retains executive talent • Encourages long-term service

Base Salary

        The base salaries of the Company's executive officers are reviewed on an annual basis in light of the competitive marketplace, the executive officer's responsibilities, experience and contributions and internal equity considerations. Internal equity in this context means ensuring that executives in comparable positions are rewarded comparably. Only one of the named executive officers received a salary increase for 2015, as shown below:

Executive	Salary Increase	Effective Date	New Salary Rate
Mr. Mooberry	$220,000	01/05/15	$550,000

        Mr. Mooberry's salary increase related to his promotion to Executive Vice President and Group Chief Executive of Gaming and is pursuant to the employment agreement he entered into with the Company effective January 5, 2015 with a term through December 31, 2016 (subject to automatic one-year extensions at the end of the term, and each succeeding anniversary thereafter unless timely notice of non-renewal is given).

Annual Incentive Compensation

        Annual cash bonuses under the MICP are based upon (1) the Company's performance relative to the achievement of financial targets, (2) each business unit's performance relative to the achievement of financial targets for executives directly involved with the operation of those units, as well as (3) for certain executives, an assessment of the executive's performance and contribution, including factors not quantitatively measurable by financial results. If the applicable financial performance targets are met or exceeded, then participants are eligible to receive MICP cash bonuses based on a pre-established target percentage of their base salaries, which target percentages for the named executive officers, ranged from 66.7% to 125% of their base salaries for 2015.

        The Company's annual incentive compensation program is designed to align the executives' bonus opportunities with the Company's growth objectives, including the generation of free cash flow to pay down debt, including the debt associated with the acquisitions of Bally and WMS. Annual cash bonuses were earned under the MICP based on the Company's (1) revenue, (2) EBITDA and (3) Consolidated Net Cash Flow, and, in each case performance was measured relative to pre-approved performance targets. Consolidated Net Cash Flow is defined as net cash flow provided by (used in) operating, investing and financing activities from our consolidated statement of cash flows, excluding the impact of any incremental borrowings and including only mandatory debt repayments under our credit facility.

        For 2015, the Committee determined to use EBITDA instead of the "Attributable EBITDA" metric used in prior years. We use Attributable EBITDA in quarterly earnings releases and it is derived from the definition of "Consolidated EBITDA" used in our credit agreement. Attributable EBITDA includes Consolidated EBITDA plus our pro rata share of the EBITDA from equity investments, adjusted to eliminate the effects of unusual, infrequent and non-cash items that management believes have less bearing on the Company's underlying operating performance. However, a number of the adjustments used in calculating Attributable EBITDA and Consolidated EBITDA are not traditionally reflected in the calculation of EBITDA. The use of a pure EBITDA metric in the Company's annual incentive compensation plan therefore avoids various automatic adjustments to reported results when determining incentive payments. Instead, the Committee reserves the right to make certain adjustments to the measure of EBITDA in the annual incentive compensation plan on a case-by-case basis and at its discretion, considering various factors such as input from management, the nature of the adjustment and the corresponding business results.

        When determining business results for 2015, the Committee excluded goodwill impairment charges of $935.0 million recorded in the gaming business segment and $67.6 million recorded in the lottery business segment, for a total of $1,002.6 million excluded from Company-wide results. The Committee determined that the goodwill impairment charges should not impact annual cash bonus payments since the charges do not reflect the regular operating performance of the Company and its business segments and do not impact cash flows or compliance with financial covenants.

        The Consolidated Net Cash Flow measure was introduced to replace "Attributable EBITDA less Capital Expenditures," which was previously used as a proxy for cash flow. Consolidated Net Cash Flow is a comprehensive measure of the cash generated by the business with which the Company can voluntarily pay down debt. In order to incentivize and reward the repayment of debt following our acquisitions of Bally and WMS, this corporate-level measure was incorporated into the 2015 annual incentive compensation plan for all executives, including those executives who had responsibilities at the business unit level.

        The Committee reviews the design of the annual incentive compensation plan each year with a view to realizing desired corporate objectives and in light of management's recommendation as to financial targets and payout structure. In recent years, this review has focused on structuring an annual cash bonus payout scale that the Committee deems appropriate in light of our growth objectives and our interest in managing incentive compensation costs. For 2015, the Committee approved an annual cash bonus payout structure under which achievement of budgeted financial performance would result in the payout of 100% of a named executive officer's target bonus opportunity (rather than a payout of 70% of a named executive officer's target bonus opportunity for budgeted financial performance, as in 2014). The revised payout structure was approved based on the recommendation of the Chief Executive Officer and in order to competitively reward executives for the achievement of budgeted results.

        Budgeted goals for 2015 represented year-over-year growth on a pro forma basis of 2.4% for revenue and 52% for EBITDA (in the case of 2014 EBITDA, assuming the Bally acquisition had been completed and in effect as of January 1, 2014). The revenue growth rate is reflective of the challenging market conditions for our products globally, whereas the substantial growth in EBITDA is reflective of integration synergies and enhanced profitability following the acquisition of Bally. The measure of Consolidated Net Cash Flow used in the annual incentive compensation plan was not measured on a pro forma basis for 2014 and, therefore, a year-over-year comparison is not provided.

        No portion of the 2015 MICP cash bonus attributable to a particular financial metric was payable unless at least 70% of the budgeted amount was achieved, and the payout percentage at this minimum threshold level was 35% of an executive's target bonus opportunity. Bonuses in excess of an executive's target bonus opportunity were payable only if the financial results exceeded 100% of the budgeted amount for the applicable financial metric. Had the Company achieved 120% of budgeted amount for each of revenue and EBITDA and 150% in the case of Consolidated Net Cash Flow, the calculated annual cash bonus for each of the named executive officers with Company-wide responsibilities would have been multiplied by 200%. The multiplier would have been applied ratably for achievement between performance levels.

        The revenue, EBITDA and Consolidated Net Cash Flow targets set at the beginning of 2015 for consolidated financial performance are shown below.

		% of Target Annual Cash Bonus Opportunity
		35%	67.5%	100%	150%	200%
Revenue	Target ($ millions)	$2,112	$2,565	$3,018	$3,319	$3,621
	% of Budget	70%	85%	100%	110%	120%
EBITDA	Target ($ millions)	$807	$979	$1,152	$1,267	$1,383
	% of Budget	70%	85%	100%	110%	120%
Consolidated Net Cash Flow	Target ($ millions)	$100	$122	$143	$179	$215
	% of Budget	70%	85%	100%	125%	150%

        The 2015 annual cash bonus amounts for the eligible named executive officers with Company-wide responsibilities were determined based on attainment of the consolidated financial performance targets for the three metrics weighted as follows: 20% revenue, 40% EBITDA and 40% Consolidated Net Cash Flow. The annual cash bonus amounts for the named executive officers directly managing the operation of a business unit were determined based on the same metrics with the same relative weightings, except the outcomes were determined based on a combination of corporate and business unit results as follows: (a) for revenue and EBITDA, a combination of 20% consolidated corporate financial performance and 80% business unit financial performance, and (b) for Consolidated Net Cash Flow, 100% consolidated corporate financial performance. Consolidated Net Cash Flow was measured strictly at the Company-wide level—even for business unit executives—in order to align all 2015 annual incentive compensation plan participants with the Company's objective to generate cash flow to pay down debt. Targets for business unit performance metrics are provided further below.

        The weightings of metrics were calculated as follows for our executive officers with Company-wide responsibilities, who included Messrs. Isaacs, Schweinfurth and Beason and Ms. Lever:

Performance Measure	Level Weighting		Metric Weighting		Overall Weighting
Corporate
Revenue	100%	×	20%	=	20%
EBITDA	100%	×	40%	=	40%
Consolidated Net Cash Flow	100%	×	40%	=	40%

        The weightings of metrics were calculated as follows for our executive officers who directly managed the operation of a business unit, including Mr. J. Kennedy, the head of the global lottery business unit, and Mr. Mooberry, the head of the global gaming business unit:

Performance Measure	Level Weighting		Metric Weighting		Overall Weighting
Corporate
Revenue	20%	×	20%	=	4%
EBITDA	20%	×	40%	=	8%
Consolidated Net Cash Flow	100%	×	40%	=	40%
Business Unit(1)
Revenue	80%	×	20%	=	16%
EBITDA	80%	×	40%	=	32%

(1)
For Mr. J. Kennedy, the global lottery business unit and, for Mr. Mooberry, the global gaming business unit.

        Based on the 2015 annual cash bonus payout structure, eligible named executive officers had the following bonus opportunities:

Executive	Threshold Annual Bonus Opportunity (% of Base Salary)	Target Annual Bonus Opportunity (% of Base Salary)	Maximum Annual Bonus Opportunity (% of Base Salary)
Mr. Isaacs	43.8%	125.0%	250.0%
Mr. Schweinfurth	26.3%	75.0%	150.0%
Mr. J. Kennedy	26.3%	75.0%	150.0%
Mr. Mooberry	26.3%	75.0%	150.0%
Mr. Beason	23.3%	66.7%	133.4%
Ms. Lever	26.3%	75.0%	150.0%

Company-Wide Annual Cash Bonus Results

        For Messrs. Isaacs, Schweinfurth and Beason and Ms. Lever, each of whom had Company-wide responsibilities in 2015, the actual Corporate revenue, EBITDA and Consolidated Net Cash Flow results for annual cash bonuses under the MICP in 2015 represented achievement of 91.4%, 76.1% and 32.9%, respectively, of our budgeted 2015 financial goals. With respect to the revenue and EBITDA metrics, the Company exceeded 70% of budget and, therefore, each of these executives earned an annual cash bonus payout for the portion of annual cash bonuses attributable to these metrics. With respect to the Consolidated Net Cash Flow metric, achievement fell below 70% of budget, resulting in no payout being earned for the corresponding component of annual cash bonuses. As shown in the table below, the resulting overall 2015 annual cash bonuses paid to Messrs. Isaacs, Schweinfurth and Beason and Ms. Lever represented 35.5% of their target annual cash bonus opportunities.

		2014 ($ millions)
			2015 ($ millions)						Weighted Actual Payout (% of Target Bonus Opportunity)
								2015 MICP Results (% of Budget Achievement)
	Weighting	Pro Forma Results(1)	Reported Results(2)	70% Budget Achievement (35% payout)(3)	100% Budget Achievement (100% payout)	MICP Results(2)
Corporate
Revenue	20%	$2,945.9	$2,758.8	$2,112.4	$3,017.7	$2,758.8		91.4%	16.3%
EBITDA	40%	$756.1	$(126.1)	$806.5	$1,152.2	$876.5	(4)	76.1%	19.2%
Consolidated Net Cash Flow	40%	N/A	$47.0	$100.1	$143.0	$47.0		32.9%	0.0%

						Weighted Total:			35.5%

(1)
The 2014 pro forma results represent revenue and EBITDA as if the Bally acquisition had been completed and in effect as of January 1, 2014. The measure of Consolidated Net Cash Flow was not reported on a pro forma basis. EBITDA is a non-GAAP financial measure and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on March 11, 2015 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit.

(2)
2015 EBITDA and Consolidated Net Cash Flow are non-GAAP financial measures and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on February 25, 2016 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit. Consolidated Net Cash Flow is equal to the decrease in cash and cash equivalents for the year ended December 31, 2015, excluding $90.1 million in voluntary debt repayments during the year ended December 31, 2015.

(3)
If a given performance metric fell below 70% of budget, no payout was earned for that metric.

(4)
The 2015 EBITDA amount for MICP purposes includes the add-back of $1,002.6 million in goodwill impairments recorded in 2015.

  Global Lottery Annual Cash Bonus Results

        For Mr. J. Kennedy, who was the head of the global lottery business unit in 2015, the actual lottery revenue and EBITDA results for annual cash bonuses under the MICP in 2015 represented 91.8% and 82.5%, respectively, of budgeted 2015 financial goals. Each metric exceeded 70% of budget and therefore Mr. J. Kennedy earned an annual cash bonus payout for the portion of his annual cash bonus attributable to such performance. The portion of Mr. J. Kennedy's annual cash bonus based on Corporate revenue, EBITDA and Consolidated Net Cash Flow was earned as described in the above section relating to executive officers with Company-wide responsibilities. As shown in the table below, the resulting overall

2015 annual cash bonus paid to Mr. J. Kennedy represented 40.1% of his target annual cash bonus opportunity.

		2014 ($ millions)							Weighted Actual Payout (% of Target Bonus Opportunity)
			2015 ($ millions)					2015 MICP Results (% of Budget Achievement)
	Weighting	Pro Forma Results(1)	Reported Results(2)	70% Budget Achievement (35% payout)(3)	100% Budget Achievement (100% payout)	MICP Results(2)
Corporate
Revenue	4%	$2,945.9	$2,758.8	$2,112.4	$3,017.7	$2,758.8		91.4%	3.3%
EBITDA	8%	$756.1	$(126.1)	$806.5	$1,152.2	$876.5	(4)	76.1%	3.8%
Consolidated Net Cash Flow	40%	N/A	$47.0	$100.1	$143.0	$47.0		32.9%	0.0%
Global Lottery
Revenue	16%	$835.5	$755.2	$575.7	$822.4	$755.2		91.8%	13.2%
EBITDA	32%	$252.2	$176.5	$207.1	$295.8	$244.1	(5)	82.5%	19.8%

						Weighted Total:			40.1%

(1)
The 2014 pro forma results represent revenue and EBITDA as if the Bally acquisition had been completed and in effect as of January 1, 2014. The measure of Consolidated Net Cash Flow was not reported on a pro forma basis. EBITDA is a non-GAAP financial measures and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on March 11, 2015 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit.

(2)
2015 EBITDA and Consolidated Net Cash Flow are non-GAAP financial measures and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on February 25, 2016 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit. Consolidated Net Cash Flow is equal to the decrease in cash and cash equivalents for the year ended December 31, 2015, excluding $90.1 million in voluntary debt repayments during the year ended December 31, 2015.

(3)
If a given performance metric fell below 70% of budget, no payout was earned for that metric.

(4)
The 2015 Corporate EBITDA amount for MICP purposes includes the add-back of $1,002.6 million in goodwill impairments recorded in 2015.

(5)
The 2015 global lottery EBITDA amount for MICP purposes includes the add-back of a $67.6 million goodwill impairment recorded for that business unit in 2015.

Global Gaming Annual Cash Bonus Results

        For Mr. Mooberry, who was the head of the global gaming business unit in 2015, the actual gaming revenue and EBITDA results for annual cash bonuses under the MICP in 2015 represented 90.4% and 82.5%, respectively, of budgeted 2015 financial goals. Each metric exceeded 70% of budget and therefore Mr. Mooberry earned an annual cash bonus payout for the portion of his annual cash bonus attributable to such performance. The portion of Mr. Mooberry's bonus based on Corporate revenue, EBITDA and Consolidated Net Cash Flow was earned as described in the above section relating to executive officers with Company-wide responsibilities. As shown in the table below, the resulting overall 2015 annual cash bonus paid to Mr. Mooberry represented 39.7% of his target annual cash bonus opportunity.

		2014 ($ millions)							Weighted Actual Payout (% of Target Bonus Opportunity)
			2015 ($ millions)					2015 MICP Results (% of Budget Achievement)
	Weighting	Pro Forma Results(1)	Reported Results(2)	70% Budget Achievement (35% payout)(3)	100% Budget Achievement (100% payout)	MICP Results(2)
Corporate
Revenue	4%	$2,945.9	$2,758.8	$2,112.4	$3,017.7	$2,758.8		91.4%	3.3%
EBITDA	8%	$756.1	$(126.1)	$806.5	$1,152.2	$876.5	(4)	76.1%	3.8%
Consolidated Net Cash Flow	40%	N/A	$47.0	$100.1	$143.0	$47.0		32.9%	0.0%
Global Gaming
Revenue	16%	$1,933.4	$1,773.6	$1,372.8	$1,961.2	$1,773.6		90.4%	12.7%
EBITDA	32%	$602.8	$(159.2)	$658.2	$940.3	$775.8	(5)	82.5%	19.9%

						Weighted Total:			39.7%

(1)
The 2014 pro forma results represent revenue and EBITDA as if the Bally acquisition had been completed and in effect as of January 1, 2014. The measure of Consolidated Net Cash Flow was not reported on a pro forma basis. EBITDA is a non-GAAP financial measures and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on March 11, 2015 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit.

(2)
2015 EBITDA and Consolidated Net Cash Flow are non-GAAP financial measures and can be reconciled to the supplemental tables provided in the Company's earnings release filed with the Company's Current Report on Form 8-K on February 25, 2016 as follows: EBITDA is equal to net income (loss) plus interest expense, depreciation and amortization expense less income tax benefit, and Consolidated Net Cash Flow is equal to the decrease in cash and cash equivalents for the year ended December 31, 2015, excluding $90.1 million in voluntary debt repayments during the year ended December 31, 2015. Global gaming EBITDA also includes an add back of $10.2 million related to interest income on notes receivable.

(3)
If a given performance metric fell below 70% of budget, no payout was earned for that metric.

(4)
The 2015 Corporate EBITDA amount for MICP purposes includes the add-back of $1,002.6 million in goodwill impairments recorded in 2015.

(5)
The 2015 global gaming EBITDA amount for MICP purposes includes the add-back of a $935.0 million goodwill impairment recorded for that business unit in 2015.

Summary

        Based on the consolidated and relevant business unit financial performance described above, the Committee approved annual cash bonuses for 2015 for the eligible named executive officers as shown below:

Executive	Actual Annual Bonus Award	Award as a % of Target Annual Bonus Opportunity	Award as a % of Base Salary
Mr. Isaacs	$665,625	35.5%	44.4%
Mr. Schweinfurth	$179,719	35.5%	26.6%
Mr. J. Kennedy	$203,006	40.1%	30.1%
Mr. Mooberry	$163,763	39.7%	29.8%
Mr. Beason	$120,760	35.5%	23.7%
Ms. Lever(1)	$100,774	35.5%	24.5%

(1)
Pursuant to her separation agreement (as described below under "Separation Agreement with Ms. Lever"), Ms. Lever was entitled to a pro rata 2015 annual cash bonus following her termination of employment with the Company. This award is expressed as a percentage of the actual base salary earned by Ms. Lever in 2015, as provided in the Summary Compensation Table.

  Annual Equity Awards

        The Company's executive officers receive long-term incentive compensation awards, composed of stock options, performance-conditioned RSUs and time-vested RSUs, which link their compensation to the long-term performance of the Company, align their interests with stockholders and encourage long-term service. Under the current equity award opportunity guidelines, eligible executives have a target annual equity award opportunity equal to a designated percentage of their base salary (with the actual award determined on or prior to the grant date, in the discretion of the Committee). Long-term incentive opportunities are the largest component of variable compensation for the executives, which appropriately ties a significant proportion of their compensation to the long-term performance of the business. The target annual equity award opportunities for 2015 are shown below:

Executive	Target Equity Award Opportunity for 2015 (% of Salary)
Mr. Isaacs	270%
Mr. Schweinfurth	125%
Mr. J. Kennedy	125%
Mr. Mooberry	125%
Mr. Beason	95%
Ms. Lever(1)	125%

(1)
Ms. Lever's equity award opportunity is expressed as a percentage of her annual rate of base salary during 2015, which was $450,000, even though she only received a base salary for the portion of 2015 during which she was employed by the Company.

        In 2015, the Committee awarded Messrs. Isaacs, Schweinfurth, J. Kennedy and Mooberry one-third of the value of their annual equity awards in the form of stock options, one-third in the form of time-vested RSUs, and one-third in the form of performance-conditioned RSUs. The inclusion of performance-conditioned RSUs, which vest based on three-year cumulative EBITDA achievement, reflect the accountability these executives have for long-term EBITDA growth in their respective roles as Chief Executive Officer and Chief Financial Officer, and as the heads of major business segments. Mr. Beason and Ms. Lever were awarded 50% of the value of their annual equity awards in the form of stock options and 50% in the form of time-vested RSUs, as they have less of an impact on long-term EBITDA achievement in their roles as corporate function leaders. In addition, the mix of equity vehicles, which is generally weighted more heavily towards RSUs than stock options (except for Mr. Beason and Ms. Lever), reflects the Committee's objective in 2015 to preserve shares available under the 2003 Plan. The stock options and time-vested RSUs are scheduled to vest over a period of four years and the performance-conditioned RSUs are scheduled to vest at the end of a three-year period contingent upon the level of cumulative EBITDA achievement over that period.

        In the interest of preserving available shares under the 2003 Plan, the Committee in several recent years reduced annual equity awards below an executive's target equity award opportunity. Award values were reduced by 10% in 2014, following reductions of 30% and 50%, respectively, in 2013 and 2012. For 2015, the Committee did not apply any reduction to target equity award opportunities and awarded full equity award opportunities to the named executive officers. This was done in order to ensure the competitiveness of executive pay packages following the significant growth in the Company's size resulting from the WMS and Bally acquisitions. In addition, a number of executives from the legacy Bally business had limited outstanding equity awards following the acquisition. As a result, providing full award values was a priority for the retention and motivation of such executives.

        Information regarding the 2015 annual equity awards is set forth below:

Executive	Date of Grants	Stock Options(1)	Vesting Schedule of Options(2)	Time Vested RSUs	Vesting Schedule of RSUs(3)	Performance- Conditioned RSUs	Vesting Schedule of Performance- Conditioned RSUs(3)
Mr. Isaacs	04/27/2015	209,972	4 years	105,222	4 years	105,222	3 years
Mr. Schweinfurth	04/27/2015	43,744	4 years	21,921	4 years	21,921	3 years
Mr. J. Kennedy	04/27/2015	43,744	4 years	21,921	4 years	21,921	3 years
Mr. Mooberry	04/27/2015	35,643	4 years	17,861	4 years	17,861	3 years
Mr. Beason	04/27/2015	37,678	4 years	18,881	4 years	—	—
Ms. Lever	04/27/2015	43,744	4 years	21,921	4 years	—	—

(1)
Stock options were granted with an exercise price of $12.83.

(2)
Awards vest in four equal annual installments on each of the first four anniversaries of the grant date.

(3)
Awards vest following the conclusion of the three-year performance period on December 31, 2017, contingent upon the Committee determining the level of payout earned based upon actual performance achieved against pre-determined performance objectives.

        The performance-conditioned RSUs awarded to the eligible named executive officers in 2015 will be earned based on cumulative EBITDA achievement over the three-year period from 2015-2017, which was set in consideration of consensus analyst estimates for the Company's EBITDA performance as well as anticipated year-over-year growth in EBITDA through 2017. The payout schedule for these RSUs is as follows:

		% of Performance-Conditioned RSUs Vesting(1)
		0%		70%	100% (Target)	120%	150%
Three-Year Cumulative EBITDA (2015 - 2017)	Target ($ million)	<$	2,600	$2,600	$3,300	$3,600	≥$	4,000
	% of Target		<80%	80%	100%	110%		≥120%

(1)
The percentage of RSUs vesting is interpolated between performance levels, increasing or decreasing in proportion to the performance achievement between levels.

  Special Performance-Conditioned Equity Awards

        In February 2012, the Company granted approximately 494,000 RSUs to certain senior executives (including 65,000 RSUs to Mr. J. Kennedy and 55,000 RSUs to Mr. Beason), which awards were scheduled to vest at the rate of 25% per year, but only if the Company's "adjusted EBITDA" for a particular year equaled or exceeded the adjusted EBITDA targets shown below, with the actual vesting date to be March 15 of the following year, assuming the target was met:

Year	Adjusted EBITDA Target
2012	$354 million
2013	$399 million
2014	$448 million
2015	$504 million

        The targets reflected an annual growth rate of approximately 12.5% over the four-year performance period. In addition, vesting of the special performance-conditioned RSUs was also subject to certain "carryover" vesting provisions intended to provide the senior executives with continued incentives if these challenging performance targets were achieved in later years than those specified above. If an adjusted EBITDA target for a particular year was achieved in a later year, then the carryover RSUs with respect to such adjusted EBITDA target would vest; provided that, if the adjusted EBITDA target for that year was not achieved, then only one-half of the carryover RSUs would vest, with the remainder vesting, if at all, in the first year in which the adjusted EBITDA target for that year was achieved.

        "Adjusted EBITDA" for purposes of the special performance-conditioned RSUs was not the same as the EBITDA metric for purposes of the MICP, the Consolidated EBITDA metric for purposes of the Company's credit agreement or the Attributable EBITDA metric reported in the Company's earnings releases. The adjusted EBITDA targets were neither a projection made by the Company nor indicative of the Company's future financial performance.

        In the event the aggregate consideration paid by the Company in connection with acquisitions in any year exceeded $75 million (and such threshold was subject to increase to the extent that acquisitions in prior years did not exceed such annual threshold), the incremental EBITDA resulting from each such acquisition would be included in adjusted EBITDA subject to reduction during each applicable year by: (1) the annual interest cost for such year on the proceeds of any debt used to finance any such acquisition; provided that, in any year subsequent to the year of such acquisition, such debt was deemed to be repaid (and, accordingly, such interest cost was appropriately reduced) in an amount equal to the free cash flow generated by the Company in the immediately preceding year that was attributable to such acquisition; (2) a "deemed" annual interest cost on any equity used as consideration to make such acquisition; and (3) an amount equal to the capital expenditures of the relevant business during the four quarters prior to the acquisition.

        In 2012, 2013 and 2014, no portion of these awards vested as none of the adjusted EBITDA targets were achieved in any of these years, and 2015 was the last year in which any of these RSUs might have been earned. In March 2016, all outstanding RSUs under these awards were forfeited, as it was determined that no portion of the performance-conditioned equity awards were earned based on adjusted EBITDA performance in 2015.

  Retirement Plans

        Executive officers are eligible to participate in our 401(k) retirement plan under the same rules that apply to other employees. Under the plan, eligible employees of the Company and our U.S. subsidiaries may elect to defer a percentage of their compensation each year subject to plan limits and caps imposed by the Internal Revenue Service ("IRS") (maximum contributions of $18,000 for 2015 (up to $24,000 if over age 50)). The Company made a matching contribution of 100% on the first 1% of contributions and 50% of the next 5% of contributions (for a match of up to 3.5% of eligible compensation).

        We also have a non-qualified deferred compensation plan that enables executive officers and other eligible employees to defer receipt of up to 50% of their base salary and up to 100% of their annual cash bonus under the MICP during their employment or for certain specified minimum deferral periods. The Company does not make any matching or profit sharing contributions under this plan. Accounts are maintained for participants, who elect to have their deferrals mirror the performance of investment options that we may offer from time to time. Although we have established a rabbi trust to assist us in meeting our obligations under the plan, account balances under the plan are unsecured under the rules of the IRS and remain part of the Company's general assets until distributed to the participants. The value of a participant's account balance is based solely on the participant's deferrals and the investment return on such deferrals given the performance of the investment options that they select. We do not guarantee any minimum return on those investments.

Corporate Governance Policies

  Stock Ownership Guidelines

        The Committee approved stock ownership guidelines requiring our senior executives (including the named executive officers) and non-employee directors to acquire and maintain a meaningful ownership interest in the Company. These guidelines are intended to encourage a long-term perspective in managing the Company and to further align the interests of our senior executives and non-employee directors with the interests of our stockholders. Covered individuals are required to own shares of our common stock with a market value equal to the lesser of a specified multiple of annual base salary (or in the case of non-employee directors, annual cash retainer for Board service) or a minimum number of shares. The required stock ownership interest varies based on position, as shown in the table below. Shares of our common stock held directly or indirectly, including shares acquired upon the exercise of stock options, shares held within retirement and deferred compensation plans, time-vesting RSUs and shares owned by immediate family members will count for purposes of the policy, whereas outstanding (vested or unvested) stock options and performance-conditioned RSUs will not count. Covered individuals will have five years to comply from the later of the effective date of the policy and the date the individual became subject to the policy or to an increased level under the policy. We expect covered individuals who do not meet the ownership requirements to retain at least 50% of the shares of our common stock that vest or are acquired upon exercise of stock options until the ownership requirements are met.

Job Level	Minimum Required Ownership Interest
Chief Executive Officer	Lesser of five times annual base salary or 475,000 shares
Group Chief Executives and Chief Financial Officer	Lesser of two times annual base salary or 70,000 shares
Other Direct Reports to Chief Executive Officer	Lesser of annual base salary or 25,000 shares

        The following table summarizes the ownership of our named executive officers against these guidelines as of December 31, 2015 (excluding named executive officers who were former employees of the Company as of December 31, 2015 and no longer subject to such guidelines).

Name	Ownership Requirement (Multiple of Annual Base Salary)	Ownership Requirement (# of Shares/ Units)	Current Ownership (Multiple of Base Annual Salary)	Current Ownership (# of Shares/ Units)
Mr. Isaacs(1)	5.0x	475,000	1.28x	214,428
Mr. Schweinfurth(2)	2.0x	70,000	1.76x	132,728
Mr. J. Kennedy	2.0x	70,000	2.32x	174,868
Mr. Mooberry(3)	2.0x	70,000	0.74x	45,765
Mr. Beason	1.0x	25,000	2.23x	126,632

(1)
Mr. Isaacs joined the Company in June 2014 and will have until June 2019 to satisfy the ownership requirements.

(2)
Mr. Schweinfurth retired from the Company in February 2016 and is therefore no longer subject to the guidelines. Mr. Schweinfurth became subject to the guidelines upon his promotion to the role of Executive Vice President and Chief Financial Officer in April 2014 and, if he had remained subject to the guidelines, would have had until April 2019 to satisfy the ownership requirements.

(3)
Mr. Mooberry became subject to the guidelines upon his promotion in January 2015 and will have until January 2020 to satisfy the ownership requirements.

  Clawback Policy

        The Committee and the Board approved a cash and equity compensation "clawback" policy. Under the policy, the Committee may, in its discretion, take any one or more of the following actions in the event of a restatement of our financial statements that the Committee determines was due to an executive's fraud or gross misconduct:

  •
  cancel the executive's outstanding incentive compensation awards (defined as annual cash bonus and equity compensation, whether or not vested);

  •
  disqualify the executive from receiving future incentive compensation awards;

  •
  recoup incentive compensation paid or awarded to the executive from and after the date that is one year before the events giving rise to the restatement were discovered; and/or

  •
  recoup the executive's gains from the sale of shares awarded as incentive compensation or the exercise of stock options from and after the date that is one year before the events giving rise to the restatement were discovered.

The Committee and the Board intend to review and consider updates to this policy from time to time. In addition, to the extent that the SEC adopts final rules for clawback policies that require changes to our policy, we will revise our policy accordingly.

  No Hedging Policy

        The Committee also approved a policy prohibiting employees and non-employee directors from hedging or engaging in similar transactions designed to protect against declines in the market price of our common stock. In particular, employees and directors may not:

  •
  purchase or sell options (e.g., puts, calls and collars) relating to our securities;

  •
  purchase or sell other derivative securities designed to hedge or offset any decrease in the market value of our securities; or

  •
  engage in short sales of Company stock.

Peer Group

        As a general matter, the Committee uses compensation data derived from a peer group of companies as a general indicator of relevant market conditions for both executive's and non-employee director's compensation, but does not set specific benchmark targets for total executive or non-employee director compensation or for individual elements of executive or non-employee director compensation.

        For 2014, CAP conducted a review of peer group companies following the WMS acquisition, and the following peer group was recommended by CAP and approved by the Committee: Bally Technologies, Inc., Boyd Gaming Corporation, International Game Technology, Penn National Gaming, Inc., Pinnacle Entertainment, Inc., Isle of Capri Casinos Inc., Electronic Arts Inc., Zynga Inc., Geo Group Inc., Cardtronics Inc., MICROS Systems Inc., Alliance Data Systems Corp. and Global Payments Inc.

        In late 2014, the Committee asked CAP to again review the appropriateness of the Company's peer group, on account of the increased scope of our operations following the Bally acquisition. In connection with its review of current and potential peer group companies, CAP considered: (1) the revenue, market capitalization, industry and business of potential peers, (2) peer groups used by certain proxy advisory services for comparison to the Company and (3) input from the Committee regarding potential peer companies and the appropriateness of proposed peers.

        Based on this review, in December 2015 CAP recommended, and the Committee adopted, a peer group comprised of Alliance Data Systems Corporation, Electronic Arts Inc., International Game Technology PLC, Global Payments Inc., Penn National Gaming Inc., Boyd Gaming Corporation, Pinnacle Entertainment Inc., Cardtronics Inc. and Isle of Capri Casinos, Inc., which were all peer group companies in 2014, as well as Activision Blizzard, Inc., Lexmark International Inc., IAC/InterActiveCorp,

Diebold, Inc., Crane Co., Cadence Design Systems Inc., Take-Two Interactive Software Inc., Everi Holdings Inc. and Daktronics Inc., which are new additions to the peer group. Three peers were removed from the peer group based on considerations such as organization size and industry mix, these were: The GEO Group, Inc., MICROS Systems, Inc. and Zynga, Inc. As measured following the 3rd quarter of 2015, the Company's trailing 12-month revenue was at the 64th percentile of this revised peer group while our market capitalization was at the 14th percentile.

Role of Management

        The Committee works directly with our Chief Human Resources Officer on our executive compensation program and receives recommendations from the Chief Executive Officer regarding the compensation of executive officers, other than with respect to the Chief Executive Officer's own compensation. The Committee has the authority to follow these recommendations or make different determinations in its sole discretion.

Role of Compensation Consultant

        The Committee has the sole authority to select and retain outside compensation consultants or any other consultants, legal counsel or other experts to provide independent advice and assistance in connection with the execution of its responsibilities. The Committee has engaged CAP to provide such independent advice.

        At the Committee's request, CAP assisted the Committee during 2015 by:

  •
  attending scheduled meetings of the Committee and providing advice and context on matters discussed in the meetings;

  •
  as discussed above, reviewing and recommending updates to our compensation peer group in light of the impact of the Bally acquisition on the size and scope of our operations;

  •
  conducting a competitive compensation review with respect to senior executives and non-employee directors;

  •
  advising on long-term incentive programs generally, as well as on alternatives to historical equity grant practices in light of the limited availability of shares under the 2003 Plan;

  •
  advising the Committee on legal and regulatory developments regarding compensation committee independence and compensation committee consultant independence;

  •
  advising on certain policies, including policies relating to stock ownership guidelines, compensation clawback and hedging prohibitions;

  •
  advising on the design of annual incentives under the MICP; and

  •
  assisting in the review of the Company's compensation policies and practices, with a focus on incentive programs, from a risk management perspective.

        CAP generally attends meetings of the Committee, is available to participate in executive sessions and communicates directly with the Committee's chairman or its other members outside of meetings. CAP was retained by and reports directly to the Committee, which determines the scope of requested services and approves fee arrangements for its work, and does not provide any other services to, or receive any other fees from, the Company without the prior approval of the Committee Chairman.

        In 2015, the Committee reviewed the independence of CAP in light of the criteria set forth in the final rules relating to compensation consultant independence that were issued by the SEC in June 2012. Based on this review, the Committee is satisfied that no conflicts of interest exist that interfere with the independence of CAP and CAP is fully able to provide to the Committee independent advice regarding executive and director compensation.

Compensation Program as it Relates to Risk

        The Company's management and the Committee, with the assistance of CAP, periodically review the Company's compensation policies and practices, focusing particular attention on incentive programs, so as to ensure that they do not encourage excessive risk-taking by the Company's employees. Specifically, this review includes the cash and equity components of the MICP (in which executives generally participate) and the Company's business unit bonus and commission plans (in which other employees participate). As discussed above, the annual incentive compensation plan is generally designed to reward achievement of annual results when measured against performance metrics, whereas the annual equity incentive plan is designed to link a portion of compensation to long-term Company performance. Management and the Committee do not believe that the Company's compensation program creates risks that are reasonably likely to have a material adverse impact on the Company for the following reasons:

  •
  our incentive programs appropriately balance short- and long-term incentives, with a significant percentage of total compensation for the senior executive team provided in the form of incentive compensation focused on the Company's long-term performance;

  •
  the MICP and many of our business unit plans (which often "mirror" the MICP) use multiple financial performance metrics that encourage executives and other employees to focus on the overall health of the business rather than on a single financial measure;

  •
  a qualitative assessment of individual performance is generally a component of individual compensation payments;

  •
  annual cash bonuses under the MICP and business unit plans are capped;

  •
  as discussed above, the Committee approved stock ownership guidelines applicable to senior executives and non-employee directors, a clawback policy with respect to cash and equity incentive compensation, and a prohibition on hedging our stock;

  •
  executive officers and certain other key employees with access to material nonpublic information must obtain permission from the Company's General Counsel to trade in shares of our common stock, even during an open trading period;

  •
  Board and management processes are in place to oversee risk associated with the MICP and business unit plans, including periodic business performance reviews by management and regular bonus accrual updates to the Committee; and

  •
  the Company's risk management processes—including the Company's enterprise risk management program, Code of Business Conduct (and related training), strong ethics and compliance function that includes suitability reviews of customers and other persons and entities with which the Company does business, internal approval processes and legal department review of contracts—mitigate the potential for undue risk-taking.

Employment Agreements; Severance and Change in Control Arrangements

        We have entered into employment agreements with our executive officers. The agreements specify duties and minimum compensation commitments. The agreements also provide for severance benefits in certain circumstances and impose restrictive covenants that relate to, among other things, confidentiality and competition. The Committee believes that employment agreements with our executive officers are desirable as a means to attract executive talent, to encourage long-term service, to obtain a measure of assurance as to the executive's continued employment in light of prevailing market competition, to impose the restrictive covenants described above and, where practicable, to provide severance and other terms and conditions comparable to those provided to similarly situated executives.

        The severance protection provided under employment agreements assists the Company in attracting and retaining executives and is designed to ease an executive's transition in the event of an unexpected termination by the Company due to changes in the Company's employment needs. Severance provisions that are included in the agreements do not generally enhance an employee's current income, and therefore are generally independent of the direct compensation decisions made by the Committee from year to year.

        The employment agreements with our named executive officers provide for enhanced severance payments if the named executive officer's employment is terminated in connection with a change in control (as defined in the employment agreements). The Committee views these enhanced severance provisions as appropriate because they encourage executives to remain focused on the Company's business in the event of rumored or actual fundamental corporate changes, allow executives to assess potential change in control transactions objectively without regard to the potential impact on their own job security and are not triggered in connection with a change in control unless an executive's employment is terminated without "cause" or the executive terminates for "good reason" within certain timeframes.

        The Company has change in control provisions in its equity incentive plans such that unvested stock options, RSUs and other equity awards would generally accelerate upon a change in control (as defined in the plans). These provisions apply to all plan participants. The Committee believes that these provisions are appropriate given that an employee's position could be adversely affected by a change in control even if he or she is not terminated.

        We entered into a new employment agreement in 2015 with Mr. Mooberry in connection with his promotion to the role of Executive Vice President and Group Chief Executive Officer of Gaming, extended the employment agreements with Messrs. Isaacs and J. Kennedy through June 9, 2018 and December 31, 2018, respectively, pursuant to amendments to their employment agreements, and entered into separation agreements with Mr. Schweinfurth and Ms. Lever in November 2015. In December 2015, in connection with Mr. Schweinfurth's separation, the Company amended the employment agreement with Michael Quartieri, the Vice President and Corporate Controller, such that Mr. Quartieri would assume the role of Executive Vice President, Chief Financial Officer and Corporate Secretary upon Mr. Schweinfurth's separation date, which was February 29, 2016. For additional information regarding these employment and severance agreements, excluding the amended agreement for Michael Quartieri, see "Potential Payments Upon Termination or Change in Control" below.

Tax Deductibility of Executive Compensation

        In implementing the Company's compensation program, the Committee's general policy is to consider any significant effects of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits a public company's tax deduction for certain compensation in excess of $1.0 million paid to the chief executive officer and certain of the other highest paid executive officers. The Committee has taken steps so that annual cash bonuses under the MICP as well as stock options and performance-conditioned RSUs granted to senior executive officers may be eligible to qualify as "performance-based" compensation, which is excluded from the $1.0 million deductibility cap imposed under Section 162(m). Some forms of compensation, however, such as salary, guaranteed minimum bonuses and RSUs awarded without performance-based vesting conditions do not qualify for tax deductibility in aggregate amounts in excess of $1.0 million per year. While the Committee generally seeks to take advantage of favorable tax treatment in implementing the Company's executive compensation program, the Committee has authorized and may in the future authorize compensation that does not qualify for tax deductibility in circumstances in which the Committee believes it is necessary or appropriate to give priority to other objectives of the Company.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on that review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

Compensation Committee
Peter A. Cohen, Chairman
Paul M. Meister
Barry F. Schwartz

Summary Compensation Table

        The table below shows the compensation of our President and Chief Executive Officer, our Chief Financial Officer, the other three most highly compensated executive officers who were serving as executive officers as of December 31, 2015, and one former executive officer who would have been among our three most highly compensated executive officers but was no longer serving as an executive officer as of December 31, 2015. These six individuals are the named executive officers for 2015.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
M. Gavin Isaacs	2015	1,500,000	—	2,699,997	1,350,120	665,625	9,275	6,225,017
President and	2014	853,846	641,488	750,213	755,020	108,512	5,192	3,114,271
Chief Executive Officer
Scott D. Schweinfurth(7)	2015	675,000	—	562,493	281,274	179,719	7,339	1,705,825
Executive Vice President,	2014	658,766	363,997	749,511	94,626	61,003	11,700	1,939,603
Chief Financial Officer and
Corporate Secretary
James C. Kennedy	2015	675,000	—	562,493	281,274	203,006	9,275	1,731,048
Executive Vice President, Group	2014	675,000	—	569,530	190,564	327,343	5,850	1,768,286
Chief Executive of Lottery	2013	560,000	—	760,842	—	290,611	5,738	1,617,191
Derik J. Mooberry	2015	552,115	—	458,313	229,184	163,763	7,987	1,411,362
Executive Vice President, Group
Chief Executive of Gaming
Steven W. Beason	2015	510,000	—	242,243	242,270	120,760	40,050	1,155,323
Enterprise Chief Technology	2014	495,327	134,193	421,108	104,072	40,807	86,182	1,281,689
Officer	2013	485,000	11,404	541,496	—	197,152	5,738	1,240,790
Kathryn S. Lever(8)	2015	411,058	—	281,246	281,274	100,774	160,563	1,234,915
Former Executive Vice President
and General Counsel

(1)
The amounts in the "salary" column reflect base salary amounts paid during the applicable year to the named executive officers. For Mr. Mooberry, includes an additional $2,115 that was paid due to a change in payroll timing from 2014 to 2015.

(2)
The amounts in the "bonus" column for 2014 reflect discretionary cash bonus payments made to reward the applicable named executive officers for their contributions to close the Bally acquisition; for 2013, reflects a cash bonus payment made to Mr. Beason from a discretionary bonus pool that was approved by the Committee to be allocated at the discretion of the then CEO.

(3)
The amounts in the "stock awards" column reflect the aggregate grant date fair value of RSUs awarded during the applicable year to the named executive officers, computed in accordance with FASB ASC Topic 718. The fair value of the RSUs was determined by multiplying the number of shares subject to the award by the average of the high and low sales prices of our common stock on the trading day immediately prior to the grant date. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. Where applicable, the value of performance-conditioned RSUs has been calculated assuming target level performance; the maximum payout possible with respect to such RSUs is 150% of target.

(4)
The amounts in the "option awards" column reflect the aggregate grant date fair value of the stock options awarded during the applicable year to the named executive officers, computed in accordance with FASB ASC Topic 718. The fair value of the stock options is estimated on the date of grant using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(5)
The amounts in the "non-equity incentive plan compensation" column reflect the annual performance bonuses awarded under the MICP. For 2013, 50% of the bonus amounts reflected in the table above for Messrs. J. Kennedy and Beason were awarded in the form of RSUs (in lieu of cash). Such RSUs were scheduled to vest over two years at the rate of 25% every six months. The amounts shown in the table for 2013 constitute 100% of the value of the 2013 bonuses. The number of RSUs awarded in respect of 50% of the 2013 bonuses for Messrs. J. Kennedy and Beason were determined by dividing 50% of the total bonus amount by the average of the high and low sales prices of our common stock on the trading day immediately prior to the grant date of March 14, 2014, rounded down to the nearest whole share, which resulted in a grant of 8,936 RSUs to Mr. J. Kennedy and 6,062 RSUs to Mr. Beason.

(6)
The amounts indicated in the "all other compensation" column for 2015 include the following:

(a)
Company contributions to a 401(k) plan for Messrs. Isaacs ($9,275), Schweinfurth ($4,543), J. Kennedy ($9,275), Mooberry ($7,987), and Beason ($9,275) and Ms. Lever ($9,275).

(b)
Travel allowance for Mr. Beason ($30,775), Mr. Beason's amount for "all other compensation" in 2014 includes $80,332 in travel allowance.

(c)
Relocation assistance for Mr. Schweinfurth ($2,796).

(d)
For Ms. Lever, the severance amount paid in 2015 ($90,865) and a payout of $59,928 for accrued but unused vacation, in accordance with the terms of her separation agreement. For additional information regarding Ms. Lever's separation agreement, including the entire amount of her severance, see "Potential Payments Upon Termination or Change in Control—Separation Agreement with Ms. Lever."

(7)
Mr. Schweinfurth retired from the Company in February 2016.

(8)
Ms. Lever ceased serving as an executive officer of the Company in July 2015 and as an employee in November 2015.

Grants of Plan-Based Awards for Fiscal Year 2015

        The table below provides information regarding the performance bonuses, stock options and RSUs granted to the named executive officers during 2015.

								Estimated Future Payouts Under Equity Incentive Plan Awards(2)
									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)		Grant Date Fair Value of Stock and Option Awards ($)(6)
	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)										Exercise or Base Price of Option Awards ($/Sh)(5)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		Target (#)
M. Gavin Isaacs	—	656,250		1,875,000		3,750,000		—	—	—	—	—
	04/27/2015	—		—		—		105,222	—	—	—	1,349,998
	04/27/2015	—		—		—		—	105,222	—	—	1,349,998
	04/27/2015	—		—		—		—	—	209,972	12.83	1,350,120
Scott D. Schweinfurth	—	177,188		506,250		1,012,500		—	—	—	—	—
	04/27/2015	—		—		—		21,921	—	—	—	281,246
	04/27/2015	—		—		—		—	21,921	—	—	281,246
	04/27/2015	—		—		—		—	—	43,744	12.83	281,274
James C. Kennedy	—	177,188		506,250		1,012,500		—	—	—	—	—
	04/27/2015	—		—		—		21,921	—	—	—	281,246
	04/27/2015	—		—		—		—	21,921	—	—	281,246
	04/27/2015	—		—		—		—	—	43,744	12.83	281,274
Derik J. Mooberry	—	144,375		412,500		825,000		—	—	—	—	—
	04/27/2015	—		—		—		17,861	—	—	—	229,157
	04/27/2015	—		—		—		—	17,861	—	—	229,157
	04/27/2015	—		—		—		—	—	35,643	12.83	229,184
Steven W. Beason	—	119,060		340,170		680,340		—	—	—	—	—
	04/27/2015	—		—		—		—	18,881	—	—	242,243
	04/27/2015	—		—		—		—	—	37,678	12.83	242,270
Kathryn S. Lever	—	99,354	(7)	283,870	(7)	567,740	(7)	—	—	—	—	—
	04/27/2015	—		—		—		—	21,921	—	—	281,246
	04/27/2015	—		—		—		—	—	43,744	12.83	281,274

(1)
The amounts shown under the "estimated future payouts under non-equity incentive plan awards" column represent the performance-based annual cash bonus opportunity approved for 2015 for each of the named executive officers under the MICP. The actual amounts awarded under the program for 2015 are shown in the Summary Compensation Table above under the "non-equity incentive plan compensation" column.

(2)
The amounts shown under the "estimated future payouts under equity incentive plan awards" column include the award of performance-conditioned RSUs granted under the MICP based upon each named executive officer's equity award opportunity for 2015. These awards vest at the end of a three-year performance period based upon the achievement of certain performance criteria over that period. The actual number of RSUs earned may vary between 70% and 150% of the target number of RSUs reflected in the above table, and in the event of performance below 80% of the target performance criteria, none of the RSUs will vest. For additional information regarding these awards, see "Compensation Discussion and Analysis—Objectives and Components of Compensation Program—Long-Term Incentive Compensation—Annual Equity Awards."

(3)
The amounts shown under the "all other stock awards" column reflect annual grants of time-vested RSU awards that vest in four equal installments on each of the first four anniversaries of the grant date. For additional information regarding these awards, see "Compensation Discussion and Analysis—Objectives and Components of Compensation Program—Long-Term Incentive Compensation—Annual Equity Awards."

(4)
The amount shown under the "all other option awards" column reflect annual grants of stock options that vest in four equal installments on each of the first four anniversaries of grant date. For additional information regarding these awards, see "Compensation Discussion and Analysis—Objectives and Components of Compensation Program—Long-Term Incentive Compensation—Annual Equity Awards."

(5)
The exercise price shown under the "exercise or base price of option awards" column represents the market value of our common stock on the grant date (which was calculated based on the average of the high and low sales prices of our common stock on the trading day immediately prior to the grant date).

(6)
The amounts indicated as the "grant date fair value" of the awards were computed in accordance with FASB ASC Topic 718. In the case of RSUs, the fair value was determined by multiplying the number of shares subject to the award by the average of the high and low sales prices of our common stock on the trading day immediately prior to the grant date. In the case of stock options, the fair value of the stock options is estimated on the grant date using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 18 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(7)
Pursuant to the terms of Ms. Lever's separation agreement, her annual cash bonus opportunity was pro-rated based on the number of days she was employed through her separation date of November 3, 2015.

Outstanding Equity Awards at Fiscal Year-End

        The table below provides information with respect to the stock options and RSUs held by the named executive officers as of December 31, 2015.

		Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
M. Gavin Isaacs	06/09/2014	40,295	(2)	120,886	(2)	—	8.73	06/08/2024	—		—	—		—
	06/09/2014	—		—		—	—	—	64,452	(3)	578,134	—		—
	04/27/2015	—		209,972	(4)	—	12.83	04/26/2025	—		—	—		—
	04/27/2015	—		—		—	—	—	105,222	(5)	943,841	—		—
	04/27/2015	—		—		—	—	—	—		—	105,222	(6)	943,841
Scott D. Schweinfurth	09/25/2013	—		—		—	—	—	11,828	(7)	106,097	—		—
	11/25/2013	—		—		—	—	—	12,500	(8)	112,125	—		—
	03/20/2014	2,669	(9)	8,010	(9)	—	16.03	03/20/2021	—		—	—		—
	03/20/2014	—		—		—	—	—	13,231	(10)	118,682	—		—
	04/01/2014	—		—		—	—	—	25,238	(11)	226,385	—		—
	04/27/2015	—		43,744	(4)	—	12.83	04/26/2025	—		—	—		—
	04/27/2015	—		—		—	—	—	21,921	(5)	196,631	—		—
	04/27/2015	—		—		—	—	—	—		—	21,921	(6)	196,631
James C. Kennedy	03/22/2011	33,730	(12)	—		—	8.90	03/21/2021	—		—	—		—
	02/22/2012	—		—		—	—	—	6,392	(13)	57,336	—		—
	02/22/2012	—		—		—	—	—	—		—	65,000	(14)	583,050
	01/01/2013	—		—		—	—	—	15,000	(15)	134,550	—		—
	03/25/2013	—		—		—	—	—	14,986	(16)	134,424	—		—
	12/20/2013	—		—		—	—	—	7,500	(17)	67,275	—		—
	03/14/2014	—		—		—	—	—	2,234	(18)	20,039	—		—
	03/20/2014	5,376	(9)	16,130	(9)	—	16.03	03/20/2024	—		—	—		—
	04/27/2015	—		43,744	(4)	—	12.83	04/26/2025	—		—	—		—
	04/27/2015	—		—		—	—	—	21,921	(5)	196,631	—		—
	04/27/2015	—		—		—	—	—	—		—	21,921	(6)	196,631
Derik J. Mooberry	11/19/2014	—		—		—	—	—	22,464	(19)	201,502	—		—
	04/27/2015	—		35,643	(4)	—	12.83	04/26/2025	—		—	—		—
	04/27/2015	—		—		—	—	—	17,861	(5)	160,213	—		—
	04/27/2015	—		—		—	—	—	—		—	17,861	(6)	160,213
Steven W. Beason	03/22/2011	30,461	(12)	—		—	8.90	03/21/2021	—		—	—		—
	02/22/2012	—		—		—	—	—	6,392	(13)	57,336	—		—
	02/22/2012	—		—		—	—	—	—		—	55,000	(14)	493,350
	03/25/2013	—		—		—	—	—	12,979	(16)	116,422	—		—
	01/14/2014	—		—		—	—	—	5,250	(20)	47,093	—		—
	03/14/2014	—		—		—	—	—	1,516	(18)	13,599	—		—
	03/20/2014	2,936	(9)	8,809	(9)	—	16.03	03/20/2024	—		—	—		—
	04/27/2015	—		37,678	(4)	—	12.83	04/26/2025	—		—	—		—
	04/27/2015	—		—		—	—	—	18,881	(5)	169,363	—		—
Kathryn S. Lever	11/19/2014	—		—		—	—	—	7,124	(19)	63,902	—		—
	04/27/2015	—		10,936	(4)	—	12.83	07/27/2016	—		—	—		—
	04/27/2015	—		—		—	—	—	5,480	(5)	49,156	—		—

(1)
The value shown was calculated by multiplying the number of RSUs by the closing price of our common stock on December 31, 2015 ($8.97).

(2)
These stock options were awarded with a four-year vesting schedule. The first installment became exercisable on the first anniversary of the date of grant and the balance is scheduled to vest in three equal installments on the second, third and fourth anniversaries of the date of grant.

(3)
These RSUs were awarded with a four-year vesting schedule. The first installment vested on the first anniversary of the date of grant, and the balance is scheduled to vest in equal installments on the second, third and fourth anniversaries of the date of grant.

(4)
These stock options were awarded with a four-year vesting schedule. The first installment became exercisable on the first anniversary of the date of grant (but is shown as unexercisable in the table above, which provides information as of December 31, 2015) and the balance is scheduled to vest in three equal installments on the second, third and fourth anniversaries of the date of grant. In the case of Mr. Schweinfurth, the stock options vested fully on March 9, 2016 (but are shown as unexercisable in the table above, which provides information as of December 31, 2015) and remain exercisable for three months following his retirement (through June 9, 2016), in accordance with the terms of his separation agreement. In the case of Ms. Lever, these options continue to vest per the original vesting schedule for the 12 months following her separation date, after which all remaining unvested stock options are forfeited, in accordance with the terms of her separation agreement.

(5)
These RSUs were awarded with a four-year vesting schedule. The first installment vested on the first anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015), and the balance is scheduled to vest in three equal installments on the second, third and fourth anniversaries of the date of grant. In the case of Mr. Schweinfurth, these RSUs vested fully on March 9, 2016 (but are shown as unvested in the table above, which provides information as of December 31, 2015), in accordance with the terms of his separation agreement. In the case of Ms. Lever, these RSUs continue to vest per the original vesting schedule for the 12 months following her separation date, after which all remaining unvested RSUs are forfeited, in accordance with the terms of her separation agreement.

(6)
These performance-conditioned RSUs were awarded with a three-year cliff vesting schedule, with the RSUs vesting in March 2018 contingent upon the achievement of multi-year performance criteria over the 2015-2017 period. Anywhere between 0% and 150% of these RSUs may vest depending on actual performance achieved relative to the predetermined criteria. See "Compensation Discussion and Analysis—Objectives and Components of Compensation Program—Long-Term Incentive Compensation—Annual Equity Awards" for additional information.

(7)
These RSUs were awarded with a four-year vesting schedule. The first and second installments vested on the first two anniversaries of the date of grant, and the balance was scheduled to vest in equal installments on the third and fourth anniversaries of the date of grant. These RSUs vested fully on March 9, 2016 (but are shown as unvested in the table above, which provides information as of December 31, 2015), in accordance with the terms of Mr. Schweinfurth's separation agreement.

(8)
These RSUs were awarded with a four-year vesting schedule. The first and second installments vested on the first two anniversaries of the date of grant, and the balance was scheduled to vest in equal installments on the third and fourth anniversaries of the date of grant. These RSUs vested fully on March 9, 2016 (but are shown as unvested in the table above, which provides information as of December 31, 2015), in accordance with the terms of Mr. Schweinfurth's separation agreement.

(9)
These stock options were awarded with a four-year vesting schedule. The first installment became exercisable on the first anniversary of the date of grant and the second installment became exercisable on the second anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015) and the balance is scheduled to vest in equal installments on the third and fourth anniversaries of the date of grant. In the case of Mr. Schweinfurth, the stock options vested fully on March 9, 2016 and remain exercisable for three months following his retirement (through June 9, 2016), in accordance with the terms of his separation agreement.

(10)
These RSUs were awarded with a four-year vesting schedule. The first installment vested on the first anniversary of the date of grant, and the balance was scheduled to vest in equal installments on the second, third and fourth anniversaries of the date of grant. These RSUs vested fully on March 9, 2016 (but are shown as unvested in the table above, which provides information as of December 31, 2015), in accordance with the terms of Mr. Schweinfurth's separation agreement.

(11)
These RSUs were awarded with a four-year vesting schedule. The first installment vested on the first anniversary of the date of grant, and the balance was scheduled to vest in equal installments on the second, third and fourth anniversaries of the date of grant. These RSUs vested fully on March 9, 2016 (but are shown as unvested in the table above, which provides information as of December 31, 2015), in accordance with the terms of Mr. Schweinfurth's separation agreement.

(12)
These stock options were awarded with a four-year vesting schedule. The first, second, third and fourth installments vested and became exercisable on the first four anniversaries of the date of grant.

(13)
These RSUs were awarded with a four-year vesting schedule, subject to the satisfaction of minimum performance criteria for 2012. The first installment vested in March 2013 based on attainment of the 2012 performance goal, the second and third installments vested on the second and third anniversaries of the date of grant, and the fourth installment vested on the fourth anniversary of the date of grant (but is shown unvested in the table above, which provides information as of December 31, 2015).

(14)
These special performance-conditioned RSUs were awarded with a four-year vesting schedule, with one-fourth scheduled to vest in four equal annual installments beginning on March 15, 2013 subject to the satisfaction of multi-year performance criteria and certain "carryover" vesting provisions. All of these RSUs were forfeited in March 2016, as the performance targets for 2012, 2013, 2014 and 2015 were not achieved (but are shown as unvested in the table above, which provides information as of December 31, 2015). See "Compensation Discussion and Analysis—Objectives and Components of Compensation Program—Long-Term Incentive Compensation—Special Performance-Conditioned Equity Awards" for additional information.

(15)
These RSUs were awarded with a four-year vesting schedule. The first and second installments vested on the first two anniversaries of the date of grant, the third installment vested on the third anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015), and the balance is scheduled to vest on the fourth anniversary of the date of grant.

(16)
These RSUs were awarded with a four-year vesting schedule, subject to the satisfaction of minimum performance criteria for 2013. The first installment vested in March 2014 based on attainment of the 2013 performance goal, the second installment vested on the second anniversary of the date of grant, the third installment vested on the third anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015) and the balance is scheduled to vest on the fourth anniversary of the date of grant.

(17)
These RSUs were awarded with a four-year vesting schedule. The first and second installments vested on the first and second anniversaries of the date of grant and the balance is scheduled to vest in two equal installments on the third and fourth anniversaries of the date of grant.

(18)
These RSUs were awarded with a two-year vesting schedule. The first installment vested six months after the grant of grant, the second installment vested on the first anniversary of the date of grant, the third installment vested eighteen months after the date of grant, and the fourth installment vested on the second anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015).

(19)
These RSUs were awarded with a four-year vesting schedule by Bally on November 19, 2014 and assumed by Scientific Games following the acquisition of Bally, pursuant to the terms of the merger agreement. The first installment vested on the first anniversary of the date of grant and the balance is scheduled to vest in three equal installments on the second, third and fourth anniversaries of the date of grant. In the case of Ms. Lever, these RSUs continue to vest per the original vesting schedule for the 12 months following her separation date, after which all remaining unvested RSUs are forfeited, in accordance with the terms of her separation agreement.

(20)
These RSUs were awarded with a four-year vesting schedule. The first installment vested on the first anniversary of the date of grant, the second installment vested on the second anniversary of the date of grant (but is shown as unvested in the table above, which provides information as of December 31, 2015), and the balance is scheduled to vest in two equal installments on the third and fourth anniversaries of the date of grant.

Option Exercises and Stock Vested for Fiscal Year 2015

        The table below provides information for the named executive officers with respect to stock options that were exercised and RSUs that vested during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
M. Gavin Isaacs	—	—	21,483	343,298
Scott D. Schweinfurth	—	—	24,986	259,645
James C. Kennedy	—	—	33,983	403,435
Derik J. Mooberry	—	—	7,488	59,679
Steven W. Beason	—	—	21,618	264,324
Kathryn S. Lever(1)	—	—	14,247	161,134

(1)
Represents the vesting of 14,247 RSUs in accordance with the terms of Ms. Lever's separation agreement. See "Potential Payments Upon Termination or Change in Control—Separation Agreement with Ms. Lever" below for additional information.

2015 Nonqualified Deferred Compensation

        The following table sets forth detail about activity for the named executive officers in our nonqualified deferred compensation plan. All named executive officers are eligible to participate in the plan, which is designed to allow highly compensated and management employees to make contributions in excess of certain limits imposed by the Internal Revenue Code that apply to our tax-qualified 401(k) plan. The plan only allows employee contributions and the Company does not provide matching contributions under the plan (although the employee contributions are eligible for earnings on the deferred amounts).

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
M. Gavin Isaacs	—	—	—	—	—
Scott D. Schweinfurth	25,500	—	2,833	—	83,826
James C. Kennedy	—	—	—	—	—
Derik J. Mooberry	—	—	—	—	—
Steven W. Beason	—	—	—	—	—
Kathryn S. Lever	—	—	—	—	—

Potential Payments Upon Termination or Change in Control

Employment Agreements and Equity Award Agreements

        We have employment agreements with our named executive officers. The information below describes and quantifies certain compensation that would become payable under these agreements if the named executive officer's employment had terminated on December 31, 2015 under the various termination events contemplated in the agreements. Under the terms of our standard equity award agreement, unvested stock options and RSUs held by an employee (including a named executive officer) would generally vest upon the termination of such employee's employment by reason of death or "disability" (as such term is defined in the applicable agreement). The amounts described below are estimates and the actual amounts to be paid can only be determined at the time of the executive's separation. The amounts described below would be in addition to amounts the individual would receive under accrued plans, such as the non-qualified deferred compensation plan, the 401(k) plan, and previously vested equity or bonus awards, as to which neither the named executive officer's employment agreement nor the plans provide for enhanced benefits or payments upon termination. The value shown below for equity awards that would have accelerated had the specified termination event occurred on the last business day of the year was calculated by multiplying the number of shares subject to the acceleration by the closing price of our common stock on that day, which was $8.97 (and, in the case of stock options, reducing the value, but not below zero, by the exercise price for such options).

Employment Agreement with Mr. Isaacs

        In October 2015, we entered into an amendment to the employment agreement with Mr. Isaacs in connection with his current role as President and Chief Executive Officer. The term of Mr. Isaacs' employment was extended until June 9, 2018, subject to automatic renewals for one additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given.

        If Mr. Isaacs' employment is terminated by the Company without "cause" or by Mr. Isaacs for "good reason" (as such terms are defined in the agreement), then he would be entitled to receive: (i) a pro rata bonus (if any) for the year of termination; (ii) an amount equal to one (1) times the sum of his base salary and "severance bonus amount" (i.e., an amount equal to the highest annual incentive compensation paid to Mr. Isaacs in respect of the two most recent fiscal years but not more than his target bonus for the then-current fiscal year, but which will be equal to Mr. Isaacs' target bonus in the case of a termination in 2014 or 2015), payable over a period of twelve (12) months; (iii) full vesting of his equity awards; provided, however, that any performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable targets had been achieved; and (iv) payment of COBRA premiums for twelve (12) months if Mr. Isaacs elects to continue medical coverage under the Company's group health plan in accordance with COBRA. If Mr. Isaacs' employment is terminated by the Company without "cause" or by Mr. Isaacs for "good reason" upon, or within one (1) year after, a "change in control" (as such term is defined in the agreement), then he would be entitled to receive the payments and benefits described in the preceding sentence, except that he would receive two (2) times the sum of his base salary and "severance bonus amount," payable over a period of twenty-four (24) months and his equity awards, including performance-conditioned awards, would vest immediately and in full upon the change in control.

        In the event of Mr. Isaacs' death, his beneficiary or estate would be entitled to receive any benefits that may be payable under any life insurance benefit of Mr. Isaacs for which the Company pays premiums and full vesting of his equity awards. In the event Mr. Isaacs is terminated due to his "total disability" (as such term is defined in the agreement), he would be entitled to receive an amount equal to his base salary (less any disability payments provided to him under the Company's disability plans) and full vesting of his equity awards.

        Mr. Isaacs' employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of twelve (12) months after termination. Incentive-based compensation and benefits provided under the agreement will be subject to recovery under the Company's "clawback" policy, described above. The terms of Mr. Isaacs' employment agreement were the result of arm's length negotiations and were approved by the Compensation Committee.

        The following describes the estimated amounts Mr. Isaacs would have received if the termination event specified occurred at December 31, 2015:

	Voluntary Resignation	Termination for Cause	Termination Without Cause or for Good Reason		Termination Without Cause or for Good Reason (w/ Change in Control)(a)		Termination Due to Death		Termination Due to Disability
Cash Payments
Base Salary	$0	$0	$1,500,000	(b)	$3,000,000	(h)(i)	$0		$1,500,000	(k)
Severance Bonus Amount	$0	$0	$1,875,000	(c)	$3,750,000	(i)(j)	$0		$0
Pro Rata Bonus for Year of Termination	$0	$0	$665,625	(d)	$665,625	(d)	$0		$0

Total Cash Payments	$0	$0	$4,040,625		$7,415,625		$0		$1,500,000
Benefits & Perquisites
Health and Welfare Benefits	$0	$0	$17,295	(e)	$17,295	(e)	$1,000,000	(e)	$0

Total Benefits & Perquisites	$0	$0	$17,295		$17,295		$1,000,000		$0
Long-Term Incentive Compensation
"Spread" Value of Accelerated Options	$0	$0	$29,013	(f)	$29,013	(f)	$29,013	(f)	$29,013	(f)
Value of Accelerated RSUs	$0	$0	$2,465,817	(g)	$2,465,817	(g)	$2,465,817	(g)	$2,465,817	(g)

Total Value of Accelerated Equity Awards	$0	$0	$2,494,830		$2,494,830		$2,494,830		$2,494,830
Total Value of Payments and Benefits	$0	$0	$6,5525,750		$9,927,750		$3,494,830		$3,994,830

(a)
Termination without "cause" or for "good reason" upon or within one year immediately following a "change in control" (as such terms are defined in the agreement).

(b)
Amount reflects one times base salary. Paid over 12 months.

(c)
Amount reflects one times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination and, for 2014 and 2015, the target bonus for the then current fiscal year). Amount shown is one times target 2015 bonus. Paid over 12 months.

(d)
Amount reflects pro rata amount of bonus that would have been received for year of termination (amount shown is actual 2015 bonus). Paid in lump sum.

(e)
Upon termination other than due to death, amount reflects payment of COBRA premiums for 12 months. Upon termination due to death, amount reflects Company-provided life insurance benefits available to all benefit-eligible employees (equal to 1.5 times base salary up to $1,000,000).

(f)
Reflects full vesting of stock options.

(g)
Reflects full vesting of time-vested RSUs and performance-conditioned RSUs granted on April 27, 2015 at a target payout level.

(h)
Amount reflects two times base salary.

(i)
Paid over 24 months (or in a lump sum if such "change in control" constitutes a "change in control" under Section 409A of the Internal Revenue Code).

(j)
Amount reflects two times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination). Amount shown is two times target 2015 bonus.

(k)
Paid over 12 months. Amounts to be reduced by any disability payments to executive under any Company disability plan.

Employment Agreement with Mr. Schweinfurth

        In April 2014, we entered into an employment agreement with Mr. Schweinfurth in connection with his appointment as Executive Vice President and Chief Financial Officer. The term of Mr. Schweinfurth's employment is scheduled to expire in March 2017, subject to automatic renewals for one additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given. If Mr. Schweinfurth's employment is terminated as a result of non-renewal by the Company or by Mr. Schweinfurth, then he would be entitled to full vesting of all equity awards granted to him prior to January 1, 2014 and continued vesting of all other equity awards granted to him in accordance with the original vesting schedule applicable to such equity awards; provided, however, that any performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved.

        If Mr. Schweinfurth's employment is terminated by the Company without "cause" or by Mr. Schweinfurth for "good reason" (as such terms are defined in the agreement), then he would be entitled to receive: (i) a pro rata bonus (if any) for the year of termination; (ii) an amount equal to one (1) times the sum of his base salary and "severance bonus amount" (i.e., an amount equal to the highest annual incentive compensation paid to Mr. Schweinfurth in respect of the two most recent fiscal years but not more than his target bonus for the then-current fiscal year), payable over a period of twelve (12) months; (iii) full vesting of his equity awards; provided, however, that any performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved; and (iv) payment of COBRA premiums for twelve (12) months if Mr. Schweinfurth elects to continue medical coverage under the Company's group health plan in accordance with COBRA. If Mr. Schweinfurth's employment is terminated by the Company without "cause" or by Mr. Schweinfurth for "good reason" upon, or within one (1) year after, a "change in control" (as such term is defined in the agreement), then he would be entitled to receive the payments and benefits described in the preceding sentence, except that he would receive two (2) times the sum of his base salary and "severance bonus amount", payable over a period of twenty-four (24) months and his equity awards, including performance-conditioned awards, would vest immediately and in full upon the change in control.

        In the event of Mr. Schweinfurth's death, his beneficiary or estate would be entitled to receive a death benefit of 1.5 times his then current base salary (subject to a $1.0 million cap), which may be funded under a life insurance policy for which the Company pays premiums, and full vesting of his equity awards. In the event Mr. Schweinfurth is terminated due to his "total disability" (as such term is defined in the agreement), he would be entitled to receive an amount equal to his base salary (less any disability payments provided to him under the Company's disability plans), payable over a period of twelve (12) months, and full vesting of his equity awards.

        Mr. Schweinfurth's employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of twelve (12) months after termination. Incentive-based compensation and benefits provided under the agreement will be subject to recovery under the Company's "clawback" policy. The terms of Mr. Schweinfurth's employment agreement were the result of arm's length negotiations and were approved by the Compensation Committee.

        On November 12, 2015, we entered into a separation agreement with Mr. Schweinfurth pursuant to which, following his anticipated retirement from the Company, Mr. Schweinfurth will receive (i) $1,100,000 in severance payments, payable in bi-weekly installments over a twelve-month period, (ii) no later than March 15, 2016, the annual bonus payable to him for fiscal year 2015 pursuant to the Company 2015 MICP annual cash bonus plan (which amount is reflected in the Summary Compensation Table under the heading "Non-Equity Incentive Plan Compensation"), and (iii) up to $160,000 in aggregate payments relating to outstanding costs associated with Mr. Schweinfurth's relocation from Chicago to Las Vegas. The separation agreement also provides that all unvested stock options and RSUs will be accelerated and vest on the date Mr. Schweinfurth's release of claims in favor of the Company becomes effective (the "Release Effective Date"), with the exception of the 21,921 RSUs granted on April 27, 2015 which vest contingent upon the achievement of certain performance criteria ("LTIP RSUs") through the performance period ending December 31, 2017. These LTIP RSUs will not vest unless and until a determination is or has been made by the Compensation Committee that such performance criteria have been satisfied, including the percentage of LTIP RSUs that are earned based upon actual achievement against such performance criteria, at which time such awards will vest and be pro-rated based upon the number of days Mr. Schweinfurth is employed during the period beginning on January 1, 2015 and ending on December 31, 2017. The value of the RSUs and stock options that vested on the Release Effective Date (March 9, 2016), based on the closing price of our common stock on that day, which was $9.92, was $840,403. The value of the LTIP RSUs that Mr. Schweinfurth remains eligible to vest in, based on the closing price of our common stock on the Release Effective Date and assuming a target payout level, is $84,400. In addition, Mr. Schweinfurth will receive payment of COBRA premiums for twelve (12) months following his separation date if Mr. Schweinfurth elects to continue medical coverage under the Company's group health plan in accordance with COBRA, with a potential value of $18,481. Mr. Schweinfurth's separation agreement also contains a general release and covenants imposing on him certain obligations with respect to non-disparagement, confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company for a period of twelve (12) months after his separation date. The terms of Mr. Schweinfurth's separation agreement were the result of arm's length negotiations and were approved by the Compensation Committee.

        Although Mr. Schweinfurth retired from the Company on February 29, 2016 and became eligible to receive the benefits described above with respect to his separation agreement, the following describes the estimated amounts Mr. Schweinfurth would have received under his employment agreement if the termination event specified occurred at December 31, 2015:

	Voluntary Resignation	Termination for Cause	Termination Without Cause or for Good Reason		Termination Without Cause or for Good Reason (w/ Change in Control)(a)		Termination Due to Death		Termination Due to Disability
Cash Payments
Base Salary	$0	$0	$675,000	(b)	$1,350,000	(h)(i)	$0		$675,000	(k)
Severance Bonus Amount	$0	$0	$425,000	(c)	$850,000	(i)(j)	$0		$0
Pro Rata Bonus for Year of Termination	$0	$0	$179,719	(d)	$179,719	(d)	$0		$0

Total Cash Payments	$0	$0	$1,279,719		$2,379,719		$0		$675,000
Benefits & Perquisites
Health and Welfare Benefits	$0	$0	$18,481	(e)	$18,481	(e)	$1,000,000	(e)	$0

Total Benefits & Perquisites	$0	$0	$18,481		$18,481		$1,000,000		$0
Long-Term Incentive Compensation
"Spread" Value of Accelerated Options	$0	$0	$0	(f)	$0	(f)	$0	(f)	$0	(f)
Value of Accelerated RSUs	$0	$0	$956,552	(g)	$956,552	(g)	$956,552	(g)	$956,552	(g)

Total Value of Accelerated Equity Awards	$0	$0	$956,552		$956,552		$956,552		$956,552
Total Value of Payments and Benefits	$0	$0	$2,254,752		$3,354,752		$1,956,552		$1,631,552

(a)
Termination without "cause" or for "good reason" upon or within one year immediately following a "change in control" (as such terms are defined in the agreement).

(b)
Amount reflects one times base salary. Paid over 12 months.

(c)
Amount reflects one times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination and, if not employed by the Company during the prior fiscal year, the target bonus for the then current fiscal year). Amount shown is one times actual 2014 bonus. Paid over 12 months.

(d)
Amount reflects pro rata amount of bonus that would have been received for year of termination (amount shown is actual 2015 bonus). Paid in lump sum.

(e)
Upon termination other than due to death, amount reflects payment of COBRA premiums for 12 months. Upon termination due to death, amount reflects a lump sum cash payment equal to 1.5 times base salary up to $1,000,000.

(f)
Reflects full vesting of stock options.

(g)
Reflects full vesting of time-vested RSUs and performance-conditioned RSUs granted on April 27, 2015 at a target payout level.

(h)
Amount reflects two times base salary.

(i)
Paid over 24 months (or in a lump sum if such "change in control" constitutes a "change in control" under Section 409A of the Code).

(j)
Amount reflects two times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination and, if not employed by the Company during the prior fiscal year, the target bonus for the then current fiscal year). Amount shown is two times actual 2014 bonus.

(k)
Paid over 12 months. Amounts to be reduced by any disability payments to executive under any Company disability plan.

Employment Agreement with Mr. J. Kennedy

        On January 14, 2016, the Company entered into an amendment to the employment agreement with Mr. J. Kennedy. Under the amendment, the term of Mr. J. Kennedy's employment was extended until December 31, 2018, subject to automatic renewals for one additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given. In addition, the amendment provided for an increase in Mr. J. Kennedy's base salary to $725,000 effective January 1, 2016 and a special equity award of 70,000 RSUs to be granted on the amendment effective date, vesting ratably over four years.

        In the event the employment agreement expires at the end of the term, Mr. J. Kennedy would receive accelerated vesting of his unvested equity awards granted prior to January 1, 2013 and continued vesting of his unvested equity awards granted on or after January 1, 2013 in accordance with the original vesting schedule of such awards without regard to his termination of employment; provided, however, that any performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved.

        If Mr. J. Kennedy's employment is terminated by the Company "without cause" or by Mr. J. Kennedy for "good reason" (as such terms are defined in the agreement), Mr. J. Kennedy would be entitled to receive (i) a pro rata bonus for the year of termination, (ii) an amount equal to the sum of his base salary and "severance bonus amount" (i.e., an amount equal to the highest annual incentive compensation paid to Mr. J. Kennedy in respect of the two most recent fiscal years but not more than his target bonus for the then-current fiscal year), payable over a period of twelve (12) months, (iii) full vesting of his equity awards; provided, however, that his performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved; and (iv) payment of COBRA premiums for twelve (12) months if Mr. J. Kennedy elects to continue medical coverage under the Company's group health plan in accordance with COBRA. If Mr. J. Kennedy's employment is terminated by the Company "without cause" or by him for "good reason" upon, or within one (1) year after, a "change in control" (as such term is defined in the agreement), then he would be entitled to receive the benefits described in the preceding sentence, except that he would receive two times the sum of his base salary and "severance bonus amount", payable over a period of twenty-four (24) months and any equity awards, including performance-conditioned awards, would vest immediately and in full upon the change in control.

        In the event of Mr. J. Kennedy's death, his beneficiary or estate would be entitled to receive any benefits that may be payable under any life insurance benefit of Mr. J. Kennedy for which the Company pays premiums and full vesting of his equity awards; provided, however, that his special performance-conditioned RSUs granted on February 22, 2012 would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved. In the event Mr. J. Kennedy is terminated due to his "total disability" (as such term is defined in the agreement), he would be entitled to receive an amount equal to his base salary (less any disability payments provided under the Company's disability plans) and full vesting of his equity; provided, however, that his special performance-conditioned RSUs granted on February 22, 2012 would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved.

        Mr. J. Kennedy's employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information and restricting his ability to engage in certain activities in competition with the Company during the term of his employment and for a period of eighteen (18) months after termination. Incentive-based compensation and benefits provided under the agreement will be subject to recovery under the Company's "clawback" policy. The revised terms of Mr. J. Kennedy's employment agreement, including the higher salary, were the result of arm's length negotiations and were approved by the Compensation Committee.

        The following describes the estimated amounts Mr. J. Kennedy would have received if the termination event specified occurred at December 31, 2015:

	Voluntary Resignation	Termination for Cause	Termination Without Cause or for Good Reason		Termination Without Cause or for Good Reason (w/ Change in Control)(a)		Termination Due to Death		Termination Due to Disability
Cash Payments
Base Salary	$0	$0	$675,000	(b)	$1,350,000	(h)(i)	$0		$675,000	(l)
Severance Bonus Amount	$0	$0	$327,343	(c)	$654,686	(i)(j)	$0		$0
Pro Rata Bonus for Year of Termination	$0	$0	$203,006	(d)	$203,006	(d)	$0		$0

Total Cash Payments	$0	$0	$1,205,349		$2,207,692		$0		$675,000
Benefits & Perquisites
Health and Welfare Benefits	$0	$0	$18,092	(e)	$18,092	(e)	$1,000,000	(e)	$0

Total Benefits & Perquisites	$0	$0	$18,092		$18,092		1,000,000		$0
Long-Term Incentive Compensation
"Spread" Value of Accelerated Options	$0	$0	$0	(f)	$0	(f)	$0	(f)	$0	(f)
Value of Accelerated RSUs	$0	$0	$806,887	(g)	$1,389,937	(k)	$806,887	(g)	$806,887	(g)

Total Value of Accelerated Equity Awards	$0	$0	$806,887		$1,389,937		$806,887		$806,887
Total Value of Payments and Benefits	$0	$0	$2,030,328		$3,615,721		$1,806,887		$1,481,887

(a)
Termination without "cause" or for "good reason" upon or within one year immediately following a "change in control" (as such terms are defined in the agreement).

(b)
Paid over 12 months.

(c)
Amount reflects "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination). Amount shown is actual 2014 bonus. Paid over 12 months.

(d)
Amount reflects pro rata amount of bonus that would have been received for year of termination (amount shown is actual 2015 bonus). Paid in lump sum.

(e)
Upon termination other than due to death, amount reflects payment of COBRA premiums for 12 months. Upon termination due to death, amount reflects Company-provided life insurance benefits available to all benefit-eligible employees (equal to 1.5 times base salary up to $1,000,000).

(f)
Reflects full vesting of stock options.

(g)
Reflects full vesting of time-vested RSUs and performance-conditioned RSUs granted on April 27, 2015 at a target payout level.

(h)
Amount reflects two times base salary.

(i)
Paid over 24 months (or in a lump sum if such "change in control" constitutes a "change in control" under Section 409A of the Internal Revenue Code).

(j)
Amount reflects two times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination). Amount shown is two times actual 2014 bonus.

(k)
Reflects full vesting of time-vested RSUs, performance-conditioned RSUs granted on April 27, 2015 at a target payout level and special performance-conditioned RSUs granted on February 22, 2012.

(l)
Paid over 12 months. Amount to be reduced by any disability payments to executive under any Company disability plan.

Employment Agreement with Mr. Mooberry

        In January 2015, the Company entered into an employment agreement with Mr. Mooberry in connection with his role as Executive Vice President and Group Chief Executive of Gaming. The term of Mr. Mooberry's employment is scheduled to expire in December 31, 2016, subject to automatic renewals for one additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given. In the event the employment agreement expires at the end of the term, Mr. Mooberry would receive an amount equal to his annual base salary, payable over a period of twelve (12) months.

        If Mr. Mooberry's employment is terminated by the Company without "cause" or by Mr. Mooberry for "good reason" (as such terms are defined in the agreement), Mr. Mooberry would be entitled to receive (i) a pro rata bonus (if any) for the year of termination; (ii) an amount equal to one (1) times the sum of his base salary and "severance bonus amount" (i.e., an amount equal to the highest annual incentive compensation paid to Mr. Mooberry in respect of the two most recent fiscal years but not more than his target bonus for the then-current fiscal year, but which will be equal to Mr. Mooberry's target bonus in the case of a termination in 2015 or 2016), payable over a period of twelve (12) months; (iii) in the event of a termination by the Company without "cause" only, pro rata vesting, based upon the number of days he was employed during the performance period, of his performance-conditioned RSUs granted on April 27, 2015 at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved and (iv) payment of COBRA premiums for twelve (12) months if Mr. Mooberry elects to continue medical coverage under the Company's group health plan in accordance with COBRA. Mr. Mooberry's agreement does not provide for enhanced severance benefits in the event of a change in control.

        In the event of Mr. Mooberry's death, his beneficiary or estate would be entitled to receive any benefits that may be payable under any life insurance benefit of Mr. Mooberry for which the Company pays premiums and full vesting of his equity awards. In the event Mr. Mooberry is terminated due to his "total disability" (as such term is defined in the agreement), he would be entitled to disability payments pursuant to a disability plan sponsored or maintained by the Company and full vesting of his equity awards.

        Mr. Mooberry's employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information and restricting his ability to engage in certain activities in competition with the Company during the term of his employment and for a period of twelve (12) months after termination. Incentive-based compensation and benefits provided under the agreement will be subject to recovery under the Company's "clawback" policy.

        The following describes the estimated amounts Mr. Mooberry would have received if the termination event specified occurred on December 31, 2015:

	Voluntary Resignation	Termination for Cause	Termination Without Cause or for Good Reason		Termination Without Cause or for Good Reason (w/ Change in Control)(a)		Termination Due to Death		Termination Due to Disability
Cash Payments
Base Salary	$0	$0	$550,000	(b)	$550,000	(b)	$0		$0
Severance Bonus Amount	$0	$0	$412,500	(c)	$412,500	(c)	$0		$0
Pro Rata Bonus for Year of Termination	$0	$0	$163,763	(d)	$163,763	(d)	$0		$0

Total Cash Payments	$0	$0	$1,126,263		$1,126,263		$0		$0
Benefits & Perquisites
Health and Welfare Benefits	$0	$0	$13,082	(e)	$13,082	(e)	$825,000	(e)	$0

Total Benefits & Perquisites	$0	$0	$13,082		$13,082		$825,000		$0
Long-Term Incentive Compensation
"Spread" Value of Accelerated Options	$0	$0	$0		$0		$0		$0
Value of Accelerated RSUs	$0	$0	$52,870	(f)	$521,928	(g)	$521,928	(g)	$521,928	(g)

Total Value of Accelerated Equity Awards	$0	$0	$52,870		$521,928		$521,928		$521,928
Total Value of Payments and Benefits	$0	$0	$1,192,215		$1,661,273		$1,346,928		$521,928

(a)
Termination without "cause" or for "good reason" upon or within one year immediately following a "change in control" (as such terms are defined in the agreement).

(b)
Paid over 12 months.

(c)
Amount reflects one times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination and, for 2015 and 2016, the target bonus for the then current fiscal year). Amount shown is one times target 2015 bonus. Paid over 12 months.

(d)
Amount reflects pro rata amount of bonus that would have been received for year of termination (amount shown is actual 2015 bonus). Paid in lump sum.

(e)
Upon termination other than due to death, amount reflects payment of COBRA premiums for 12 months. Upon termination due to death, amount reflects Company-provided life insurance benefits available to all benefit-eligible employees (equal to 1.5 times base salary up to $1,000,000).

(f)
Reflects, in the event of a termination by the Company without "cause" only, pro rata (one-third) vesting of the performance-conditioned RSUs granted on April 27, 2015 at a target payout level.

(g)
Reflects full vesting of time-vested RSUs and performance-conditioned RSUs granted on April 27, 2015 at a target payout level.

Employment Agreement with Mr. Beason

        In August 2014, we entered into an employment agreement with Mr. Beason in connection with his expanded role for the combined Company as Enterprise Chief Technology Officer. The term of Mr. Beason's employment is scheduled to expire on August 31, 2016, subject to automatic renewals for one additional year at the end of the term and each anniversary thereof unless timely notice of non-renewal is given. In the event the employment agreement expires at the end of the term, Mr. Beason would receive accelerated vesting of his unvested equity awards granted prior to September 1, 2014 and continued vesting of his unvested equity awards granted on or after September 1, 2014 in accordance with the original vesting schedule of such awards without regard to his termination of employment; provided, however, that any performance-conditioned awards would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved.

        If Mr. Beason's employment is terminated by the Company without "cause" or by Mr. Beason for "good reason" (as such terms are defined in the agreement), then he would be entitled to receive: (i) a pro rata bonus (if any) for the year of termination; (ii) an amount equal to one (1) times the sum of his base salary and "severance bonus amount" (i.e., an amount equal to the highest annual incentive compensation paid to Mr. Beason in respect of the two most recent fiscal years but not more than his target bonus for the then-current fiscal year), payable over a period of twelve (12) months; and (iii) payment of COBRA premiums for twelve (12) months if Mr. Beason elects to continue medical coverage under the Company's group health plan in accordance with COBRA. If Mr. Beason's employment is terminated by the Company without "cause" or by Mr. Beason for "good reason" upon, or within one (1) year after, a "change in control" (as such term is defined in the agreement), then he would be entitled to receive the payments and benefits described in the preceding sentence, except that he would receive two (2) times the sum of his base salary and "severance bonus amount", payable over a period of twenty-four (24) months and any equity awards, including performance-conditioned awards, would vest immediately and in full upon the change in control.

        In the event of Mr. Beason's death, his beneficiary or estate would be entitled to receive any benefits that may be payable under any life insurance benefit of Mr. Beason for which the Company pays premiums and full vesting of his equity awards; provided however, that his special performance-conditioned RSUs granted on February 22, 2012 would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved. In the event Mr. Beason is terminated due to his "total disability" (as such term is defined in the agreement), he would be entitled to receive an amount equal to his base salary (less any disability payments provided to him under the Company's disability plans) and full vesting of his equity awards; provided however, that his special performance-conditioned RSUs granted on February 22, 2012 would only vest at the time, and only to the extent, that the Compensation Committee determined that the applicable target had been achieved.

        Mr. Beason's employment agreement also contains, among other things, covenants imposing on him certain obligations with respect to confidentiality and proprietary information, and restricting his ability to engage in certain activities in competition with the Company during his employment and for a period of twelve (12) months after termination. Incentive-based compensation and benefits provided under the agreement will be subject to recovery under the Company's "clawback" policy.

        The following describes the estimated amounts Mr. Beason would have received if the termination event specified occurred at December 31, 2015:

	Voluntary Resignation	Termination for Cause	Termination Without Cause or for Good Reason		Termination Without Cause or for Good Reason (w/ Change in Control)(a)		Termination Due to Death		Termination Due to Disability
Cash Payments
Base Salary	$0	$0	$510,000	(b)	$1,020,000	(f)(g)	$0		$510,000	(l)
Severance Bonus Amount	$0	$0	$208,556	(c)	$417,112	(g)(h)	$0		$0
Pro Rata Bonus for Year of Termination	$0	$0	$120,760	(d)	$120,760	(d)	$0		$0

Total Cash Payments	$0	$0	$839,316		$1,557,872		$0		$510,000
Benefits & Perquisites
Health and Welfare Benefits	$0	$0	$18,481	(e)	$18,481	(e)	$765,000	(e)	$0

Total Benefits & Perquisites	$0	$0	$18,481		$18,481		$765,000		$0
Long-Term Incentive Compensation
"Spread" Value of Accelerated Options	$0	$0	$0		$0	(i)	$0	(i)	$0	(i)
Value of Accelerated RSUs	$0	$0	$0		$897,161	(j)	$403,811	(k)	$403,811	(k)

Total Value of Accelerated Equity Awards	$0	$0	$0		$897,161		$403,811		$403,811
Total Value of Payments and Benefits	$0	$0	$857,797		$2,473,514		$1,168,811		$913,811

(a)
Termination without "cause" or for "good reason" upon or within one year immediately following a "change in control" (as such terms are defined in the agreement).

(b)
Amount reflects one times base salary. Paid over 12 months.

(c)
Amount reflects one times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination). Amount shown is one times actual 2013 bonus. Paid over 12 months.

(d)
Amount reflects pro rata amount of bonus that would have been received for year of termination (amount shown is actual 2015 bonus). Paid in lump sum.

(e)
Upon termination other than due to death, amount reflects payment of COBRA premiums for 12 months. Upon termination due to death, amount reflects Company-provided life insurance benefits available to all benefit-eligible employees (equal to 1.5 times base salary up to $1,000,000).

(f)
Amount reflects two times base salary.

(g)
Paid over 24 months (or in a lump sum if such "change in control" constitutes a "change in control" under Section 409A of the Internal Revenue Code).

(h)
Amount reflects two times "severance bonus amount" (i.e., higher of last two bonuses but not higher than target bonus for year of termination). Amount shown is two times actual 2013 bonus.

(i)
Reflects full vesting of stock options.

(j)
Reflects full vesting of time-vested RSUs and special performance-conditioned RSUs granted on February 22, 2012.

(k)
Reflects full vesting of time-vested RSUs.

(l)
Paid over 12 months. Amounts to be reduced by any disability payments to executive under any Company disability plan.

Separation Agreement with Ms. Lever

        On August 28, 2015, we entered into a separation agreement with Ms. Lever, which was subsequently amended several times in order to revise Ms. Lever's separation date, with the final such amendment providing for a separation date of November 3, 2015, upon which Ms. Lever became eligible to receive (i) $787,500 in severance payments (representing her base salary plus her target bonus of 75 percent of her base salary), payable in bi-weekly installments over a twelve-month period, and (ii) no later than March 15, 2016, in lieu of any annual bonus for fiscal year 2015, a payment of a lump sum amount equal to (A) the annual bonus (if any) that would have been payable to her for fiscal year 2015 pursuant to the Company 2015 MICP had she remained employed with the Company through December 31, 2015, multiplied by (B) a fraction, the numerator of which is the number of days she was employed in 2015, and the denominator of which is 365 (which amount is reflected in the Summary Compensation Table under the heading "Non-Equity Incentive Plan Compensation"), (iii) participation in a career transition program for up to three months, and (iv) a consulting payment of $15,000. The separation agreement also provides that (i) 14,247 unvested RSUs granted to Ms. Lever in November 2014 will be accelerated and vest on the separation date (November 3, 2015), (ii) any remaining RSUs granted to Ms. Lever under the November 2014 grant will continue to vest for 12 months after the separation date, and (iii) any unvested stock options or RSUs granted to Ms. Lever on April 27, 2015 will continue to vest for a period of 12 months in accordance with their original vesting schedules. The value of the RSUs that vested on the separation date, based on the closing price of our common stock on that day, which was $12.21, was $173,956. The value of the stock options and RSUs that Ms. Lever remains eligible to vest in, based on the closing price of our common stock on the separation date is $153,895. In addition, Ms. Lever will receive payment of COBRA premiums for twelve (12) months following her separation date if Ms. Lever elects to continue medical coverage under the Company's group health plan in accordance with COBRA, with a potential value of $5,953. Ms. Lever's separation agreement also contains covenants imposing on her certain obligations with respect to confidentiality and proprietary information, and restricting her ability to engage in certain activities in competition with the Company for a period of twelve (12) months after her separation date. The terms of Ms. Lever's separation agreement were the result of arm's length negotiations and were approved by the Compensation Committee.

Change in Control

        As discussed above, the employment agreements that we have with the named executive officers generally provide for enhanced severance payments if employment is terminated by the Company "without cause" or by the executive for "good reason" in connection with a change in control. In general, under such agreements, a change in control would be deemed to occur if: (i) a person (excluding the Company, a subsidiary or affiliate or any current holder of 20% or more of our common stock) becomes the beneficial owner of 40% or more of the Company's voting securities; (ii) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization, or the consummation of such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 60% of the voting securities outstanding immediately after the transaction being owned by persons who owned at least 80% of the voting power of the securities of the Company outstanding immediately before such transaction; (iii) the stockholders of the Company approve a plan of liquidation or sale of all or substantially all of the Company's assets or the Company sells all or substantially all the stock of the Company to a person other than an affiliate; or (iv) during any period of two consecutive years, the individuals who constitute the Board, together with any new director whose election was approved by at least two-thirds of the directors in office who were directors at the beginning of the period, cease to constitute at least a majority of the Board.

        In addition, pursuant to the terms of the 2003 Plan and predecessor plans, unvested stock options and other equity awards held by the participants in such plans would generally accelerate upon the occurrence of a "change in control" in which a person becomes the beneficial owner of 40% of more of the Company's voting securities or the consummation of a transaction requiring stockholder approval for the acquisition of the Company by merger or otherwise or for the purchase of substantially all of the Company's assets (provided that a "change in control" under the 2003 Plan will not occur as to equity awards granted under such plan after June 7, 2011 in the event that MacAndrews & Forbes Incorporated (or certain related persons) becomes the beneficial owner of 40% or more of the Company's voting securities). If a "change in control" (not triggered by MacAndrews & Forbes Incorporated (or certain related persons) becoming the beneficial owner of 40% or more of the Company's voting securities) had occurred on the last business day of the year, the named executive officers would have received an acceleration of unvested awards held under such plans in the following aggregate amounts:

Executive	In-the- Money Value of Stock Options	Value of RSUs
Mr. Isaacs	$29,013	$2,465,817
Mr. Schweinfurth	$0	$956,552
Mr. J. Kennedy	$0	$1,389,937
Mr. Mooberry	$0	$521,928
Mr. Beason	$0	$897,161
Ms. Lever	$0	$113,058

        The amounts are calculated based on the closing price of our common stock on the last trading day of 2015, which was $8.97.

        In addition, if a "change in control" were to occur, participants in the Company's non-qualified deferred compensation plan would receive their account balances as soon as practicable following such event.

Certain Relationships and Related Person Transactions

        The Company has written policies and procedures relating to related party transactions. The Audit Committee, with assistance from the General Counsel, is responsible for reviewing and approving related person transactions that are subject to SEC disclosure requirements, including transactions in which the Company is a participant, the amount exceeds $120,000 and a related person has a direct or indirect material interest. A related person includes a director, executive officer, nominee for election as a director, person holding more than 5% of our stock and any immediate family member of any of the foregoing persons, or any entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest. The Company's policy is not to enter into a related party transaction unless both the Audit Committee and the Board approve the transaction as specified in the Audit Committee's charter. Transactions with related persons at lower thresholds as well as certain material changes in previously approved relationships also require the Audit Committee's approval.

PROPOSAL 2
TO APPROVE THE SCIENTIFIC GAMES CORPORATION
2016 EMPLOYEE STOCK PURCHASE PLAN

        On April 26, 2016, the Board approved the adoption of the Scientific Games Corporation 2016 Employee Stock Purchase Plan (the "ESPP"), subject to approval by our stockholders. The ESPP is intended to replace the Company's 2002 Employee Stock Purchase Plan, as amended and restated, which terminated in accordance with its terms in 2015, so that the Company can continue to provide eligible employees with an opportunity to participate in the Company's success by permitting them to easily acquire an ownership interest in the Company through periodic payroll deductions that would be applied towards the purchase of shares of our common stock at a discount from the market price. The Board adopted the ESPP with the intent that it would assist the Company in seeking to retain the services of its employees, securing and retaining the services of new employees and providing incentives for such persons to exert maximum efforts for the success of the Company.

        Under the ESPP, at the end of each six-month purchase period, eligible employees who participate in the ESPP will use their accumulated payroll deductions to purchase shares of our commons stock at 85% of the market price on such date. If the ESPP is approved, 2,000,000 shares of common stock will be available for issuance thereunder, which represents 2.30% of our shares of common stock outstanding on April 20, 2016. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

Summary

        The following is a summary of the principal features of the ESPP as proposed for adoption. This summary, however, does not purport to be a complete description of all the provisions of the ESPP. The complete ESPP is attached to this Proxy Statement as Appendix A. For a complete description of the terms of the ESPP, you should read the ESPP.

Effective Date:	The ESPP will become effective upon receiving stockholder approval.
Shares Authorized:

If the ESPP is approved, a total of 2,000,000 shares of common stock will be authorized and reserved for issuance under the ESPP. The shares of common stock subject to the ESPP may be either shares of authorized but unissued common stock or shares of reacquired common stock. In the event that the common stock is changed by reason of any stock dividend, spin-off, recapitalization, merger, consolidation, reorganization or other similar change, the number of shares of common stock subject to the ESPP, the number of shares of common stock to be purchased pursuant to an option and the maximum number of shares of stock covered by an option and the price per share of such common stock will be appropriately adjusted in an equitable manner, as determined by the Compensation Committee in its sole discretion.

On April 26, 2016, the closing price per share of the Company common stock was $10.54.
Offering:

Offerings under the ESPP will begin on each January 1 and July 1 and extend for six months thereafter (an "Option Period"). Unless the Board determines otherwise, an offering of shares under the ESPP will be made with respect to each Option Period during which the ESPP remains in effect. Each participant in the ESPP during an Option Period will be granted one option to purchase shares of common stock under the ESPP (an "Option") on the first day of such Option Period.

The number of shares of common stock offered in each Option Period will be determined by the Compensation Committee. Absent any such determination by the Compensation Committee, the maximum number of shares of common stock then available for purchase under the ESPP will be offered in the applicable Option Period.

Purchase Price:

The purchase price of a share of common stock issued pursuant to the exercise of an Option will be 85% of the fair market value of the common stock as of the day on which the Option is deemed exercised.

Participation Limits:	Options are subject to the following two limits:
1.

The maximum number of shares of common stock that can be purchased pursuant to an Option is equal to 15% of the ESPP participant's compensation payable during the Option Period divided by 85% of the fair market value of a share of common stock (with both the compensation rate and fair market value determined as of the first day of the Option Period); and

2.

No Option may permit a participant to purchase in a given year shares of common stock that, when aggregated with all other shares of common stock that may be purchased under the Company's qualified stock purchase plans in such year, have a fair market value in excess of $25,000 (determined as of the first day of the Option Period).

Amendment and Termination:

The Board may amend or terminate the ESPP at any time. However, (1) any amendment relating to the aggregate number of shares of common stock which may be issued under the ESPP or to the employees (or class of employees) eligible to receive Options would require stockholder approval within twelve months of its adoption and (2) written consent from affected participants would be required in the case of any adverse amendments.

The ESPP will terminate automatically when all the reserved shares of common stock have been purchased.

If the ESPP is terminated, the Board may elect (i) to complete the current Option Period, (ii) to return the value of any accrued deductions to ESPP participants or (iii) a combination of (i) and (ii).

Other Material Features of the ESPP

        Eligibility.    Employees eligible to participate in the ESPP are those who have been employed by the Company (or a designated subsidiary of the Company) for at least one continuous year, and who have a customary work schedule of at least 20 hours per week. However, no employee would be eligible to participate in the ESPP to the extent that, immediately after the grant of an Option, the employee would own (in accordance with Sections 423 and 424(d) of the Code) 5% or more of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary of the Company. In addition, any employee would not be eligible to participate in an Option Period if, as of the first day of the Option Period, the employee's compensation in the immediately preceding calendar year exceeded the greater of $250,000 and the amount provided for under Section 414 of the Code. As of April 26, 2016, approximately 6,039 employees, including no executive officers, would be eligible to participate in the ESPP.

        Administration.    The Compensation Committee administers the ESPP. The Compensation Committee's powers include the ability to interpret the ESPP and to make and administer rules and regulations under the ESPP. The Compensation Committee may appoint a plan administrator to carry out ministerial functions necessary to implement the decisions and actions of the Compensation Committee.

        Participation.    To participate in the ESPP, prior to an Option Period an eligible employee must authorize payroll deductions during such Option Period at a rate equal to a whole percentage of at least 1% and not more than 15%, subject to the limitations discussed above. Each participant who elects to participate will automatically be granted an Option as of the first day of the Option Period, which will be exercised on the last day of the Option Period based on the payroll deductions accumulated during such Option Period. An ESPP participant's payroll deduction authorization will remain in effect for subsequent Option Periods unless the participant amends such authorization or withdraws from participation.

        Changes to Deduction Authorization.    An ESPP participant may decrease his or her payroll deduction authorization for an Option Period in progress by delivering written notice of such decrease prior to April 1 or October 1 of such Option Period, with such decrease taking effect on April 1 or October 1, or as soon as practicable thereafter. An ESPP participant may increase or decrease his or her payroll deduction authorization (subject to the limits above) for future Option Periods by written notice delivered to the Company within a reasonable time period prior to the first day of the Option Period in which the increase or decrease will take effect.

        Shares Purchased.    On the last day of the Option Period, each Option will be exercised to purchase the maximum number of whole shares of common stock (based on the purchase price described above) that can be purchased with the ESPP participant's accumulated payroll deductions on such date, subject to the limits described above. Any remaining cash balance will be returned to the participant, unless the amount is less than the purchase price of one share of common stock, in which case it will be retained for use in future Option Periods.

        Restrictions on Transfer.    A participant may not transfer (other than by inheritance) any shares of common stock acquired under the ESPP for twelve months following the date such shares are issued to such participant, unless the Compensation Committee determines otherwise. Any attempt to transfer any shares of common stock acquired under the ESPP other than in accordance with the ESPP will be considered null and void and of no effect.

        Termination of Employment.    Termination of a participant's employment for any reason will immediately cancel his or her Option and participation in the ESPP, and the balance of his or her withholding account will be returned to him or her.

        Withdrawal.    A participant may withdraw from the ESPP at any time during an Option Period by giving written notice to the Company of his or her election to withdraw. Upon such withdrawal, the participant's Option will be cancelled, and the balance in his or her withholding account will be returned to him or her.

Federal Income Tax Consequences

        The following is a brief description of the Company's understanding of the U.S. federal income tax consequences to the Company and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income would be recognized by a participant, and no deductions would be allowable to the Company, upon either the grant or the exercise of the Options. Taxable income would not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the ESPP or in the event the participant should die while still owning the purchased shares of common stock. However, the amounts withheld from a participant's pay under the ESPP will be taxable income to that participant and must be included in gross income for federal income tax purposes in the year in which the amounts otherwise would have been received.

        The federal income tax consequences of a sale or disposition of shares of common stock acquired under the ESPP depend in part on the length of time the shares are held by a participant before any sale or disposition. If a participant sells or otherwise disposes of shares of common stock acquired under the ESPP (other than any transfer resulting from his or her death) within two years after the date on which the Option is granted to such participant or within one year after the date on which the Option is exercised and the shares purchased (such period, the "Holding Period"), the participant will recognize ordinary income in the year of such sale or disposition in an amount equal to the excess of (1) the fair market value of the shares on the date such shares were acquired by him or her over (2) his or her purchase price. The tax law requires a participant to recognize this amount of ordinary income even if the fair market value of the shares of common stock has decreased since the date the shares were purchased, and the ordinary income recognized is added to his or her basis in such shares. Any gain realized on the sale or disposition in excess of the purchase price will be taxed as capital gains and any loss realized will be a capital loss.

        If a participant sells or otherwise disposes of shares of common stock acquired under the ESPP after the Holding Period, or the participant dies, he or she must recognize as ordinary income in the year of sale (or his or her taxable year ending with his or her death) an amount equal to the lesser of (1) the excess of the fair market value of the shares of common stock on the date such shares were acquired over the purchase price, or (2) the excess of the fair market value of the shares on the date he or she sells or otherwise disposes of the shares or on the date of his or her death over the purchase price. Except in the case of a transfer as a result of death, this amount of ordinary income recognized by the participant is added to his or her basis in the shares. The basis of shares transferred as a result of the death of a participant will not be increased as a result of the ordinary income recognized by the deceased participant. Any gain realized on the sale or disposition in excess of the participant's basis (after increasing the basis in such shares of common stock by the ordinary income recognized) will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

        The Company will not receive any income tax deduction as a result of issuing shares of common stock pursuant to the ESPP, except upon sale or disposition of shares by a participant prior to the end of the Holding Period. In that event, the Company ordinarily will be entitled to a deduction equal to the amount included as ordinary income to the participant with respect to the sale or disposition of the shares.

New Plan Benefits

        Our executive officers, including our named executive officers who are current employees of the Company, will not be eligible to participate in the ESPP. Non-employee directors are not eligible to participate in the ESPP. Because benefits under the ESPP will depend upon employees' elections to participate, the restrictions of Section 423 of the Code and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by eligible employees if the ESPP is approved by the stockholders. No Options have been granted and no shares of common stock have been issued under the ESPP prior to, or pending, stockholder approval of the ESPP.

Equity Compensation Plan Information

        The following table provides information about the shares of our common stock that may be issued upon the exercise of stock options, warrants and other stock rights under all of our equity compensation plans as of December 31, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights(3) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
	(in thousands, except for per share amounts)
Equity compensation plans approved by security holders(1)	7,253,130	$12.35	5,092,295
Equity compensation plans not approved by security holders(2)	225,633	$8.73	69,157

Total	7,478,763	$12.04	5,161,452

(1)
The "Equity compensation plans approved by security holders" consist of the 1997 Incentive Compensation Plan and the 2003 Plan. Under the 2003 Plan, as of December 31, 2015 5,092,295 of the shares remaining available for future awards could be used for RSUs or other "full-value" awards, options or SARs.

(2)
The "Equity compensation plans not approved by security holders" consist of employment inducement equity awards comprised of 161,181 options and 64,452 RSUs granted during 2014 and our 1995 Equity Incentive Plan (discussed below).

(3)
The weighted average exercise price of outstanding awards does not take into account the shares issuable upon vesting of RSUs which have no exercise price. At December 31, 2015, there was a total of 5,572,124 shares subject to RSUs which were outstanding under the 2003 Plan, including 117,499 vested RSUs that are subject to deferral. Had those RSUs been included in calculating the weighted average exercise price (treating them in effect as options with an exercise price of $0), the weighted average exercise price for awards under security holder-approved plans would have been $2.86, the weighted average exercise price for awards under non-security holder-approved plans would have been $6.24, and the weighted average exercise price for all outstanding awards would have been $2.96.

        Inducement Stock Options.    At December 31, 2015, 161,181 options and 64,452 RSUs granted during 2014 under an employment inducement award agreement to newly hired employees remained outstanding. The options were granted at an exercise price of $8.73 per share and have a ten-year term. The options become exercisable and the RSUs vest in four equal annual installments on the first four anniversaries of the date of grant.

        1995 Equity Incentive Plan.    The 1995 Equity Incentive Plan (the "1995 Plan"), which was originally adopted by our Board in May 1995, authorizes grants of non-qualified options, deferred stock and other stock-related awards to employees who are not executive officers or directors. As of December 31, 2014, no shares were subject to outstanding awards under the 1995 Plan and 69,157 shares remained available for grant under the 1995 Plan. The 1995 Plan is administered by the Compensation Committee, which is authorized to select the participants, determine the type of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable, set other terms and conditions of such awards, interpret and specify rules and regulations relating to the 1995 Plan and make all other determinations that may be necessary or advisable for the administration of the 1995 Plan. The Board may amend, suspend, discontinue or terminate the 1995 Plan or the Compensation Committee's authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the NASDAQ Stock Market rules which would require stockholder approval for material modifications of the 1995 Plan. Unless earlier time that no shares reserved under the 1995 Plan remain available and we have no further obligation with respect to any outstanding award.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE ESPP

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee operates under a written charter adopted by the Board that is available on the Company's website at www.scientificgames.com.

        The Audit Committee oversees the accounting, auditing and financial reporting processes of the Company. As part of its oversight responsibilities, the Audit Committee reviewed and discussed the Company's financial statements for the year ended December 31, 2015 with management and Deloitte & Touche LLP, the independent auditor for the Company. The Committee also discussed and reviewed with Deloitte & Touche LLP all communications required under generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (the "PCAOB"), including the matters required to be discussed by Deloitte & Touche LLP with the Committee under PCAOB Auditing Standard No. 16, Communications with Audit Committees, and SEC Rule 2-07 of Regulation S-X.

        In addition, Deloitte & Touche LLP provided to the Committee a formal written statement describing all relationships between Deloitte & Touche LLP and the Company that might bear on Deloitte & Touche LLP's independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Committee reviewed and discussed with Deloitte & Touche LLP any matters that could have impacted Deloitte & Touche LLP's objectivity and independence from the Company and management, including the provision of non-audit services to the Company. Nothing came to the Committee's attention as a result of its review of Deloitte & Touche LLP's statement or its discussions with Deloitte & Touche LLP that would indicate that Deloitte & Touche LLP lacked such objectivity or independence. Based on these reviews and discussions and in reliance thereon, the Audit Committee recommended to the Board that the audited financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Audit Committee
Michael J. Regan, Chairman Peter A. Cohen Gerald J. Ford

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

        The Audit Committee has appointed Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2016 and stockholders are being asked to ratify such appointment at the annual meeting.

        Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

        Approval of the proposal to ratify the appointment of the independent auditor requires the affirmative vote of a majority of the shares entitled to vote represented at the meeting. If the appointment is not ratified by stockholders, the Audit Committee will reconsider such appointment.

Fees Paid to Independent Auditor

        Aggregate fees billed to us for the fiscal years ended December 31, 2014 and 2015 by our independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were approximately:

	2014 Fees	2015 Fees
Audit Fees:	$4,123,311	$6,296,537
Audit-Related Fees:	$794,701	$144,490
Tax Fees:	$659,352	$2,577,883
All Other Fees:	$716,900	$624,205

        The Audit Fees listed above were billed in connection with the audit of our annual consolidated financial statements, the reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, Sarbanes-Oxley Section 404 attestation, statutory audits of foreign subsidiary financial statements and recurring gaming related regulatory audits and attestation services. The Audit-Related Fees listed above were billed in connection with the professional services performed in 2015 in connection with Form S-4 debt exchange offer in April and in 2014 in connection with an SEC comment letter response, a Form S-8, debt issuances in May and November and a Form 8-K/A required due to our acquisition of Bally. The Tax Fees listed above were billed for tax compliance, planning and advice. All Other Fees listed above were billed for services provided in connection with agreed-upon procedures and related reports for lottery games. All of the fees set forth in the table above were pre-approved by the Audit Committee in accordance with the procedures described below.

Pre-Approval Policy for Services Performed by Independent Auditor

        The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

        The Audit Committee has adopted an auditor pre-approval policy that sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories—audit, audit-related, tax services or, to the extent permitted by law, other services—that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence, whether the auditor is best-positioned to provide the most cost-effective and efficient service and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval, provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2016

 OTHER MATTERS

        We are not aware of any matter other than those described in this Proxy Statement that will be acted upon at the annual meeting. In the event that any other matter properly comes before the meeting for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matter.

        We will pay the costs of proxy solicitation. Proxies are being solicited primarily by mail, but, in addition, our officers and employees may solicit proxies in person, by telephone or electronically.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the next annual meeting of stockholders, it must be received at our principal executive offices, 6650 S. El Camino Road, Las Vegas, Nevada 89118, Attention: Corporate Secretary, not later than December 31, 2016. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

        If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act, we must receive notice of such proposal at the address given above by March 15, 2017, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and our proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in our proxy materials.

        The deadlines described above are calculated by reference to the mailing date of the proxy materials for this year's annual meeting. If the Board changes the date of next year's annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice in our Annual Report on Form 10-K, our quarterly reports on Form 10-Q, or a current report on Form 8-K or by any other means reasonably calculated to inform the stockholders.

        Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors

Michael Quartieri Executive Vice President, Chief Financial Officer and Corporate Secretary
Dated: April 29, 2016

Appendix A

SCIENTIFIC GAMES CORPORATION
2016 EMPLOYEE STOCK PURCHASE PLAN

        SECTION 1.    Purpose of Plan.    (a) The purpose of the Scientific Games Corporation 2016 Employee Stock Purchase Plan is to provide Eligible Employees with the opportunity to purchase Common Stock of the Company by means of voluntary, systematic payroll deductions and thereby acquire an interest in the future of the Company.

        (b)   It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan shall be construed so as to comply in all respects with the requirements of the Code applicable to employee stock purchase plans.

        SECTION 2.    Definitions.

        "Board of Directors" means the Board of Directors of Scientific Games Corporation.

        "Closing Price" of the Stock means, on any business day, the last sale price for a share of such Stock as reported on the principal market on which the Stock is traded.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation Committee of the Board of Directors or a committee duly authorized by the Board of Directors to administer the Plan.

        "Company" means Scientific Games Corporation.

        "Compensation" means the Participant's base wages, or base salary, as applicable, (not including any bonuses, commissions or similar payments) and shall include (and all calculations based upon the Participant's Compensation shall include) all amounts that would be included in the Participant's taxable income as base wages or base salary but for the fact that such amount was contributed to a qualified plan pursuant to an elective deferral under Section 401(k) of the Code or contributed under a salary reduction agreement pursuant to Section 125 of the Code or deferred pursuant to a non-qualified deferred compensation plan, in each case, to the full extent permitted by law and applicable regulations, if any.

        "Eligible Employee" means an employee of the Company or a Subsidiary who meets the eligibility requirements set forth in Section 5 of the Plan.

        "Fair Market Value" means, unless the Board of Directors determines otherwise in good faith, on any given day the Closing Price of the Stock on such day (or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price). A good faith determination by the Board of Directors as to fair market value shall be final and binding.

        "Highly Compensated Employee" means an employee of the Company or a Subsidiary whose Compensation in the immediately preceding calendar year exceeded the greater of $250,000 and the amount provided for under Section 414(q)(1)(B)(i) of the Code.

        "Option Period" means each of the periods pursuant to Section 6 of the Plan during which the Plan remains in effect, except as otherwise provided in Section 18(c) of the Plan.

        "Options" shall mean a right to purchase shares of Stock pursuant to the Plan.

        "Participant" shall have the meaning set forth in Section 6(b) of the Plan.

        "Plan" means this Scientific Games Corporation 2016 Employee Stock Purchase Plan.

        "Purchase Date" shall have the meaning set forth in Section 10(a) of the Plan.

        "Specified Percentage" shall have the meaning set forth in Section 7(a) of the Plan.

        "Stock" means the Class A Common Stock, $0.01 par value per share, of the Company.

        "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code that the Board of Directors has designated as a subsidiary whose employees are, subject to the specific requirements of the Plan, eligible to participate in the Plan.

        SECTION 3.    Administration of Plan.    The Plan shall be administered by the Committee. The Committee shall have the right to determine all questions regarding the interpretation and application of the provisions of the Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable with respect to the Plan. The Committee's decisions will be final and binding. At the request of the Committee, the Company may appoint a "Plan Administrator" to carry out the ministerial functions necessary to implement the decisions and actions of the Committee with respect to any offering under the Plan.

        SECTION 4.    Stock.    Under the Plan, there is available an aggregate of 2,000,000 shares of Stock (subject to adjustment as provided in Section 17 of the Plan) for sale pursuant to the exercise of Options granted under the Plan to Eligible Employees. The Stock to be delivered upon exercise of Options under the Plan may be either shares of authorized but unissued Stock or shares of reacquired Stock, as the Board of Directors may determine. With respect to the offering applicable to an Option Period, the Committee will specify the number of shares to be made available and such other terms and conditions not inconsistent with the Plan as may, in the opinion of the Committee, be necessary or appropriate; provided, however, that absent a determination by the Committee, the maximum number of shares of Stock then available for purchase under the Plan shall be offered in each Option Period for which such determination was not made. All shares included in any offering under the Plan in excess of the total number of shares of Stock for which Options are granted hereunder and all shares of Stock with respect to Options granted hereunder that are not exercised or are cancelled or deemed to be cancelled as provided herein shall continue to be reserved for the Plan and shall be available for inclusion in any subsequent offering under the Plan.

        SECTION 5.    Eligible Employees.    (a) Except as otherwise provided below, each individual who is an employee of the Company or a Subsidiary, who has a customary working schedule of at least twenty (20) hours per week, and who has been an employee of the Company or a Subsidiary for at least one continuous year will be eligible to participate in the Plan.

        (b)   Any employee who, immediately after the grant of an Option, would own or be considered to own (in accordance with the provisions of Sections 423 and 424(d) of the Code) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a parent or subsidiary of the Company, will cease to be eligible to receive such Option pursuant to the Plan.

        (c)   With respect to an Option Period, each employee who, as of the first day of such Option Period, is a Highly Compensated Employee will not be eligible to participate in such Option Period.

        (d)   The Plan will be operated in compliance with the limitations on purchases of stock contained in Section 423(b)(8) of the Code, as described in Section 8 of the Plan.

        SECTION 6.    Option Periods; Method of Participation.    (a) Unless the Board of Directors determines otherwise, an offering of shares of Stock under the Plan shall be made with respect to each Option Period. Each Option Period shall be of six-months duration. Each Option Period shall commence on either January 1 or July 1 of the calendar year.

        (b)   Each person who will be an Eligible Employee on the first day of an Option Period may elect to participate in the Plan by executing and delivering, within a reasonable time frame prior to the first day of the Option Period as specified by the Committee, a payroll deduction authorization form in accordance with Section 7 of the Plan. Such employee will thereby become a participant ("Participant") in the Plan for that Option Period and each subsequent Option Period unless he or she withdraws from participation in the Plan in accordance with Section 12 of the Plan.

        SECTION 7.    Payroll Deduction Amounts and Procedures.    (a) The payroll deduction authorization form completed by the Participant will request withholding by means of payroll deductions from Compensation payable during the applicable Option Period at a rate, expressed as a whole percentage, of not less than 1%, except as provided in Section 7(b) of the Plan, nor more than 15% of his or her Compensation payable during the applicable Option Period (based on the rate in effect on the first day of the applicable Option Period) (the "Specified Percentage"). The amount equal to the Specified Percentage of the Participant's Compensation for the applicable Option Period will be withheld from the Participant's Compensation in installments over the term of the Option Period (one installment each pay period during the Option Period, with the amount of the installments to be as nearly equal as is practicable, subject to adjustment resulting from a change in the Specified Percentage as permitted in Section 7(b) of the Plan). Such withheld amounts will be credited to a withholding account for the Participant. The Participant's payroll deduction authorization will remain in effect for subsequent Option Periods until amended by the Participant in accordance with Section 7(b) or Section 7(c) of the Plan, or until the Participant withdraws from the Plan in accordance with Section 12 of the Plan.

        (b)   A Participant may, subject to the provisions set forth elsewhere in the Plan, elect to decrease by one or more whole percentages (including to zero) the Specified Percentage of his or her payroll deductions for the current Option Period by delivering written notice to the Company of such election within a reasonable time period before the April 1 or October 1 that marks the first day of the second three months of such Option Period, as applicable, as specified by the Committee. The reduction in the Specified Percentage will take place as of the applicable April 1 or October 1 date or as soon thereafter as practicable, as determined by the Company, and will remain in effect for subsequent Option Periods unless amended in accordance with this Section 7(b) of the Plan or Section 7(c) of the Plan or the Participant withdraws from the Plan in accordance with Section 12 of the Plan. If a Participant elects to reduce his or her contribution rate to zero percent, amounts contributed to the Plan prior to the date such reduction is effective for the current Option Period will be used to purchase shares of Stock at the end of such Option Period but no further contributions will be made during the balance of the Option Period or during subsequent Option Periods unless the Participant completes a new authorization form in accordance with Section 6(a) of the Plan.

        (c)   A Participant may increase (but not above 15%) or reduce (but not below 1%) the Specified Percentage of his or her payroll deduction authorization for a future Option Period by written notice delivered to the Company, within a reasonable time period specified by the Committee, prior to the first day of the Option Period as to which the change is to be effective.

        SECTION 8.    Grant of Options.    Each person who is a Participant on the first day of an Option Period will as of such day be granted an Option for such Option Period, and the number of whole shares of Stock subject to such Option shall be the maximum number of shares of Stock the Participant can purchase during the applicable Option Period, as calculated in accordance with the next sentence (subject to any adjustments in accordance with Section 17 of the Plan). Such Option will be for the number of whole shares of Stock determined by dividing (i) an amount equal to 15% of such Participant's Compensation payable during the applicable Option Period (assuming continued employment throughout such Option Period) at the rate in effect on the first day of the applicable Option Period by (ii) 85% of the Fair Market Value of a share of Stock as of the first day of the applicable Option Period and disregarding any fractional shares.

        In the event the total maximum number of shares of Stock for which Options would otherwise be granted in accordance with this Section 8 under any offering hereunder exceeds the number of shares of Stock offered or available under the Plan, the Company shall reduce the maximum number of shares of Stock for which Participants may be granted Options to allot the shares of Stock available in such manner as it shall determine, but generally pro rata, and shall grant Options to purchase only such reduced number of shares of Stock. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly (without regard to the otherwise applicable minimum contributions) and the Company shall give written notice of such reduction to each Participant affected thereby.

        Notwithstanding the foregoing, no Participant may be granted an Option to purchase shares of Stock under the Plan which, when aggregated with his or her rights to purchase shares of Stock under all other stock option plans of the Company pursuant to Section 423 of the Code, would permit such Participant to purchase shares of Stock with a Fair Market Value (determined as of the first day of the applicable Option Period) in excess of $25,000 in any calendar year.

        SECTION 9.    Purchase Price.    The purchase price for shares of Stock issued pursuant to the exercise of an Option will be 85% of Fair Market Value as of the day on which the Option is deemed exercised. The purchase price for shares of Stock purchased pursuant to the Plan will be payable only by means of payroll deductions as provided herein.

        SECTION 10.    Exercise of Options.    (a) Each employee who is a Participant on the last day of an Option Period will be deemed on such day to have exercised, to the extent of such Participant's withholding, the Option granted to him or her for that Option Period (such date, the "Purchase Date"). The exercise shall be for the purchase of the maximum number of whole shares of Stock subject to the Option which can be purchased with the entire withholding amount in the Participant's account, but not to exceed the number of shares determined under Section 8 of the Plan. In the event that the amount of the Participant's withholding is in excess of the total purchase price for the shares of Stock so issued, the balance of the account shall be returned to the Participant, provided, that if such excess amount is less than the purchase price of one share of Stock, such excess amount shall be retained by the Company in the Participant's withholding account and shall be available for application toward the purchase price of shares of Stock in a subsequent Option Period. The entire balance of the Participant's withholding account following the final Option Period shall be returned to the Participant.

        (b)   As promptly as practicable after the end of the Option Period, the Company will deliver the shares purchased upon exercise of the Option to a brokerage firm, as may be designated by the Committee from time to time, which will hold shares in individual accounts established for the benefit of each Participant. The brokerage account may be in the name of the Participant or, if such Participant so indicates on the appropriate form, in the Participant's name jointly with another person, with right of survivorship. A Participant may not transfer (other than by inheritance) any shares of Stock acquired by such Participant under this Plan for twelve months following the date such shares are issued to such Participant, unless the Committee determines otherwise. Any stock certificates issued to a Participant representing the shares of Stock so purchased shall bear a legend referring to this restriction on transfer. Any attempt to transfer any shares of Stock acquired under this Plan other than in accordance with this Plan shall be considered null and void and of no effect.

        (c)   Notwithstanding anything herein to the contrary, the obligation of the Company to issue and deliver shares of Stock under the Plan is subject to the approval required of any governmental authority in connection with the authorization, issuance, sale or transfer of said shares of Stock, to any requirements of any national securities exchange applicable thereto, and to compliance by the Company with other applicable legal requirements in effect from time to time, including without limitation any applicable tax withholding requirements.

        SECTION 11.    Use of Funds; Interest; No Fractional Share Interests.    (a) All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions; provided, however, that the Company may elect, at its sole discretion, to segregate such payroll deductions for the benefit of Participants. Until paid over to the applicable Participant or used to purchase shares of Stock as provided hereunder, the amount of each Participant's payroll deductions in connection with any applicable offering shall represent an indebtedness of the Company to such Participant.

        (b)   No interest will be payable on withholding accounts, including upon the return of the balance in a withholding account to the applicable Participant; provided, however, that the Company may elect, at its sole discretion, to pay interest on such withholding accounts on a non-discriminatory basis at a market rate of interest calculated pursuant to procedures established by the Company, all as determined in good faith by the Committee in its sole discretion.

        (c)   No fractional shares of Stock or fractional share interests will be issued or credited to a Participant's account under the Plan.

        SECTION 12.    Withdrawal and Cancellation.    (a) A Participant who holds an Option under the Plan may at any time prior to exercise thereof under Section 10 of the Plan withdraw from participation in the Plan by written notice delivered to the Company. Upon such withdrawal, the Participant shall cease to be a Participant, such Option shall be deemed cancelled in its entirety, and the balance in his or her withholding account will be returned to him or her as soon as practicable.

        (b)   If a Participant reduces to zero his or her future payroll deductions with respect to the then current Option Period pursuant to Section 7(b) of the Plan, the Participant shall continue to be a Participant for such Option Period unless the Participant elects by notice in writing to the Company to withdraw from participation in the Plan as provided in Section 12(a) of the Plan. The Participant's reduction to zero, however, will be treated as an election by the Participant to withdraw from the Plan with respect to subsequent Option Periods.

        (c)   Any Participant who withdraws from participation in the Plan as provided herein may, as of the beginning of a subsequent Option Period, again become a Participant in accordance with Section 6 of the Plan.

        (d)   If a Participant's payroll deduction terminates for any reason not otherwise provided for in this Section 12 of the Plan, the Participant will be deemed to have withdrawn from participation in the Plan, his or her Option shall be cancelled in its entirety, and the balance in his or her withholding account will be returned to him or her as soon as practicable.

        SECTION 13.    Termination of Employment.    Subject to Section 14 of the Plan, upon the termination of a Participant's service with the Company or a Subsidiary for any reason, such person will cease to be a Participant, and any Option held by such Participant under the Plan will be deemed cancelled, the balance of his or her withholding account will be returned to him or her, and such person will have no further rights under the Plan.

        SECTION 14.    Designation of Beneficiary; Death of Participant.    (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Stock and cash to the Participant's credit under the Plan in the event of such Participant's death prior to delivery to him or her of any such shares and cash. Such designation of beneficiary may be changed by the Participant at any time by written notice. Upon the death of a Participant and upon receipt by the Company of proof of the identity and existence at the Participant's death of a beneficiary validly designated by the Participant under the Plan, the Company shall deliver such shares and cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the actual knowledge of the Company) the Company shall deliver such shares and cash to the applicable court having jurisdiction over the administration of such estate. No designated beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Stock or cash credited to the Participant under the Plan.

        (b)   In the event of the death of a Participant, any Option held by the Participant at such time shall be deemed to be immediately cancelled and any cash and/or Stock credited to the Participant under the Plan will be delivered to his or her designated beneficiary or, in the absence of a living designated beneficiary, the executor or administrator of his or her estate (or if no such executor or administrator has been appointed (to the actual knowledge of the Company), to the applicable court having jurisdiction over the administration of such estate) as soon as practicable after the end of the current Option Period.

        SECTION 15.    Participant's Rights; Rights Not Transferable.    All Participants will have the same rights and privileges under the Plan; provided, that the use of Compensation (which varies among Eligible Employees) as the basis for determining the number of shares for which an Eligible Employee electing to participate in an offering under the Plan may be granted an Option shall not be construed to create a difference in such rights and privileges so long as each Eligible Employee has the right to elect the same percentage of his Compensation as a payroll deduction under Section 7 of the Plan. Each Participant's rights and privileges with respect to any Option may be exercisable during the Participant's lifetime only by him or her, and may not be sold, pledged, assigned, or transferred in any manner. In the event any Participant violates the terms of this Section, any Option held by such Participant may be terminated by the Company and, upon return to the Participant of the balance of his or her withholding account, all his or her rights under the Plan will terminate.

        SECTION 16.    Employment Rights and Stockholder Rights.    (a) Nothing contained in the provisions of the Plan will be construed to give to any employee the right to be retained in the employ of the Company or a Subsidiary or to interfere with the right of the Company or a Subsidiary to discharge any employee at any time. The loss of existing or potential profit in Options will not constitute an element of damages in the event of termination of employment for any reason, even if the termination is in violation of an obligation to the Participant.

        (b)   Neither an Eligible Employee nor a Participant shall have any rights as a stockholder with respect to shares subject to an Option issued hereunder until such Option has been exercised and shares issued in accordance with the terms of the Plan.

        SECTION 17.    Change in Capitalization.    In the event of any change in the outstanding Stock by reason of a stock dividend, spin-off, recapitalization, merger, consolidation, reorganization, or other capital change, after the effective date of the Plan, the aggregate number of shares of Stock available under the Plan, the number of shares of Stock under Options granted but not exercised, the maximum number of shares of Stock subject to an Option pursuant to Section 8(a) of the Plan, and the Option price shall be appropriately adjusted in an equitable manner, as determined by the Committee in its sole discretion.

        SECTION 18.    Amendment and Termination of Plan; Rights Upon Termination.    (a) The Company reserves the right at any time or times to amend the Plan to any extent and in any manner it may deem advisable by proper action of the Board of Directors; provided, however, that any amendment relating to the aggregate number of shares of Stock which may be issued under the Plan (other than an adjustment provided for in Section 17 of the Plan) or to the employees (or class of employees) eligible to receive Options under the Plan will have no force or effect unless it is approved by the shareholders of the Company within twelve months of its adoption; and provided further, that no such amendment shall make any change in any Option previously granted which would adversely affect the rights of any Participant without the express written consent of such Participant.

        (b)   The Plan shall terminate: (i) automatically when all the Stock reserved for the purposes of the Plan has been purchased or (ii) notwithstanding anything in Section 18(a) of the Plan to the contrary, at any time, as the Board of Directors, acting in its sole discretion, shall specify.

        (c)   If the Plan is terminated, the Board of Directors may elect in its sole discretion to (i) complete the purchase of shares of Stock underlying outstanding Options on the first Purchase Date following the date of termination of the Plan or (ii) deliver to each Participant the then balance of such Participant's withholding account, if any (or any combination of clauses (i) and (ii) as the Board of Directors may elect in its sole discretion), in each case, as soon as reasonably practicable following the date of termination of the Plan. Upon such termination, no Participant shall have any right to acquire shares of Stock under the Plan (other than under clause (i) of this Section or in connection with Options exercised with respect to completed Option Periods where the shares of Stock have not yet been delivered to the Participant) and the participation of all Participants shall terminate immediately as of the date of termination of the Plan.

        SECTION 19.    Governmental Approvals or Consents.    The Board of Directors may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Participants will be eligible for tax benefits under the Code or the laws of any state.

        SECTION 20.    Costs and Expenses.    No brokerage commissions or fees shall be charged by the Company in connection with the purchase of shares of Stock by Participants under the Plan. All costs and expenses incurred in administering the Plan shall be borne by the Company.

        IN WITNESS WHEREOF, the Company has caused this Employee Stock Purchase Plan to be executed on its behalf this 26th day of April, 2016.

SCIENTIFIC GAMES CORPORATION
By:	/s/ DAVID SMAIL
Its:	Executive Vice President and Chief Legal Officer

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. SCIENTIFIC GAMES CORPORATION 6650 S. EL CAMINO ROAD LAS VEGAS, NV 89118 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Scientific Games Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E09915-P72318 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. SCIENTIFIC GAMES CORPORATION The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept ! ! ! 1. Election of Directors Nominees: 01) Ronald O. Perelman 02) M. Gavin Isaacs 03) Richard M. Haddrill 04) Peter A. Cohen 05) David L. Kennedy 06) Gerald J. Ford 07) Judge Gabrielle K. McDonald 08) Paul M. Meister 09) Michael J. Regan 10) Barry F. Schwartz 11) Frances F. Townsend The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain ! ! ! ! ! ! 2. To approve the Scientific Games Corporation 2016 Employee Stock Purchase Plan. 3. To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2016. NOTE: To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com. E09916-P72318 SCIENTIFIC GAMES CORPORATION 6650 S. El Camino Road, Las Vegas, NV 89118 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS - JUNE 15, 2016 The undersigned hereby appoints Michael A. Quartieri and David W. Smail, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to act for the undersigned and to vote the full number of shares of the Class A Common Stock of Scientific Games Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scientific Games Corporation to be held at Latham & Watkins LLP, 885 Third Avenue, 12th Floor, New York, New York at 10:00 a.m. EDT on Wednesday, June 15, 2016, and at any adjournments or postponements thereof, in accordance with the instructions set forth on this proxy card, and in their discretion, with respect to all other matters that may properly come before the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendation of the Board of Directors. (Continued and to be signed on reverse side)